Exhibit 10.7

MULTI-TARGET COLLABORATION AND

LICENSE AGREEMENT

Between

MOLECULAR TEMPLATES, INC.

and

MILLENNIUM PHARMACEUTICALS, INC.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A	Stock Purchase Agreement
Schedule 1.1.899	MTEM Targets
Schedule 1.1.1377	Existing SLT-As
Schedule 1.1.1422	SLT-A Technology
Schedule 2.2.1	Form of Program Plan
Schedule 2.5.4	Minimum Data Set
Schedule 9.2.5	MTEM Background Patent Rights
Schedule 9.2.6	Future MTEM In-Licenses
Schedule 9.2.9	MTEM Owned SLT-As

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

MULTI-TARGET COLLABORATION AND LICENSE AGREEMENT

This Multi-Target Collaboration and License Agreement (this “Agreement”) is entered into as of June 23, 2017 (the “Effective Date”) by and between MOLECULAR TEMPLATES, INC., a Delaware corporation, having its principal place of business at 9301 Amberglen Boulevard, Suite 100, Austin, TX 78729 (“MTEM”) and MILLENNIUM PHARMACEUTICALS, INC., a Delaware corporation, a wholly-owned subsidiary of Takeda Pharmaceutical Company Limited, having its principal place of business at 40 Landsdowne Street, Cambridge, MA 02139 (“Takeda”). MTEM and Takeda may sometimes individually be referred to hereafter as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, MTEM owns or controls certain intellectual property rights relating to technology useful for generating SLT-A Fusion Proteins and covering SLT-A Fusion Proteins (as defined below) capable of directing SLT-As to specific tissues or cells;

WHEREAS, MTEM and Takeda wish to collaborate on a research program to Develop SLT-A Fusion Proteins Directed to certain Targets;

WHEREAS, in connection with such research program, MTEM wishes to allow Takeda to evaluate the SLT-A Technology (as defined below) for use with certain Takeda Antibodies (as defined below) on the terms set forth in this Agreement; and

WHEREAS, Takeda wishes to acquire from MTEM, and MTEM wishes to grant to Takeda, the exclusive option to obtain an exclusive worldwide license under such intellectual property rights with respect to the Targets studied under the research program for use in conjunction with Takeda’s Exploitation of Licensed Products (as such terms are defined below).

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, the Parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions. For the purposes of this Agreement the following words and phrases shall have the following meanings:

1.1.1 “Acceptance” means (a) with respect to a BLA or NDA, the acceptance by FDA of such BLA or NDA for substantive review, which can be evidenced by Takeda’s receipt of notice from FDA of such acceptance or other evidence that FDA has commenced its substantive review, (b) with respect to a Drug Approval Application filed with the EMA, the receipt by Takeda of a letter from the EMA with respect to such Drug Approval Application indicating that there has been a positive outcome of the EMA’s validation of such Drug Approval Application and (c) with respect to a Drug Approval Application filed with the PDMA in Japan, the acceptance by PDMA of such Drug Approval Application for substantive review, which can be evidenced by Takeda’s receipt of notice from PDMA of such acceptance or other evidence that PDMA has commenced its substantive review.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.2 “Accounting Standards” means International Financial Reporting Standards, with respect to Takeda, and Generally Accepted Accounting Standards in the U.S. with respect to MTEM, in each case, consistently applied.

1.1.3 “Affiliate” of a Party means any corporation or other business entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Party for so long as such Party controls, is controlled by or is under common control with such corporation or other business entity. As used herein, the term “control” means the direct or indirect ownership of fifty percent (50%) or more of the stock having the right to vote for directors thereof or the ability to otherwise control the management thereof.

1.1.4 “Agreement” has the meaning set forth in the preamble hereto.

1.1.5 “Antibody” means an unconjugated polyclonal or monoclonal antibody (whether (a) fully human, fully mouse, humanized, fully synthetic, bivalent, monovalent, phage display, in vitro display, ribosome-display, RNA display, DNA display, cell-display, chimeric, polyclonal, polyclonal mixes or any other type of antibody, (b) multiple or single chain, recombinant, in vivo, in vitro or naturally occurring or a combination of the foregoing in any species or (c) monospecific or bi-specific) or any analog, derivative, fragment or modification thereof (including a full antibody, single chain antibody, single domain antibody (sdAb (e.g., VHH))), scFv, scFvFc, Fab, or minibody).

1.1.6 “Applicable Law” means any law or statute, any rule or regulation (including written governmental interpretations thereof, the guidance related thereto, or the application thereof) issued by a Governmental Authority or Regulatory Authority and any judicial, governmental, or administrative order, judgment, decree, or ruling, in each case as applicable to the subject matter and the parties at issue.

1.1.7 “Available” has the meaning set forth in Section 2.5.4(a).

1.1.8 “Background IP means, with respect to a Party, any Know-How, inventions, Patent Rights and other intellectual property rights that are owned or otherwise Controlled (other than pursuant to the license grants set forth in Article III) by such Party or any of its Affiliates prior to the Effective Date or thereafter but through activities outside of this Agreement.

1.1.9 “Bankruptcy Code” has the meaning set forth in Section 11.4.

1.1.10 “Biosimilar Product” means, with respect to a Licensed Product in a country or jurisdiction, any product sold by a Third Party that (a) is subject to a license under Section 351(a) or 351(k) of the PHSA and (i) contains an active ingredient that is highly similar to the active ingredient of such Licensed Product, or (ii) is authorized by the FDA as being a “biosimilar” (as defined in Section 351(i)(2) of the PHSA) regardless of whether such product has been found to be “interchangeable” (as defined in Section 351(i)(3) of the PHSA) to such Licensed Product, (b) has been granted a marketing authorization by the European Commission as a similar biological medicinal product pursuant to Article 10 of Directive 2001/83/EC, as may be amended, or any subsequent or superseding law, stature or regulation or (c) has otherwise received Regulatory Approval as a generic, biosimilar or interchangeable product from another applicable Regulatory Authority in such country or jurisdiction, including by referencing or otherwise relying on Regulatory Approvals (or data therein) of such Licensed Product.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.11 “BLA” means Biologics License Application as described in 21 C.F.R § 601.2, or equivalent FDA application.

1.1.12 “Breaching Party” has the meaning set forth in Section 11.3.1.

1.1.13 “Business Day” means a day on which national banks located in the Commonwealth of Massachusetts are open for commercial banking business other than a Saturday or Sunday.

1.1.14 “Calendar Quarter” means any of the three (3)-month periods beginning on January 1, April 1, July 1 or October 1 of any Calendar Year, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on June 30, 2017 and the last Calendar Quarter shall end on the last day of the Term.

1.1.15 “Calendar Year” means (a) for the first Calendar Year, the period commencing on the Effective Date and ending on December 31 of the year during which the Effective Date occurs, (b) for the last Calendar Year, the period commencing on January 1 of the last year of the Term, and ending on the last day of the Term, and (c) each interim period of twelve (12) months commencing on January 1 and ending on December 31.

1.1.16 “Certification Date” has the meaning set forth in Section 9.2.

1.1.17 “Change in Control” means with respect to a Party, (a) a merger or consolidation in which (i) such Party is a constituent party, or (ii) a subsidiary of such Party is a constituent party, and such entity in clause (i) or (ii) issues shares of its capital stock pursuant to such merger or consolidation, except in the case of either clause (i) or (ii) any such merger or consolidation involving such Party or a subsidiary of such Party in which the shares of capital stock of such entity outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or are exchanged for shares of capital stock which represent, immediately following such merger or consolidation 50% or more by voting power of the capital stock of (A) the surviving or resulting corporation or (B) the parent corporation of such surviving or resulting corporation, in the case that the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation; (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by such Party or a subsidiary of such Party of all or substantially all of the assets of such Party or such subsidiary of such Party taken as a whole (except where such sale, lease, transfer, exclusive license or other disposition is only to a wholly owned subsidiary of such Party or a subsidiary of such Party); or (c) any “person” or “group,” as such terms are defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (collectively, the “Exchange Act”) in a single transaction or series of related transactions, becomes the beneficial owner as defined under the Exchange Act, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of 50% or more by voting power of the then-outstanding capital stock or other equity interests of such Party or a subsidiary of such Party, other than pursuant to a bona fide financing. Notwithstanding the foregoing, the consummation of the proposed acquisition of MTEM by a subsidiary of Threshold Pharmaceuticals, Inc., (“Threshold”), pursuant to the Agreement and Plan of Reorganization, dated March 16, 2017, between MTEM and Threshold (as such may be amended from time to time) shall not constitute a Change in Control.

1.1.18 “Claim” has the meaning set forth in Section 10.1.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.19 “Clinical Trial” means any clinical study conducted on human subjects. Without limiting the foregoing, Clinical Trials includes any Phase I Clinical Trial, Phase II Clinical Trial or Phase III Clinical Trial.

1.1.20 “Combination Product” means a Licensed Product that contains an SLT-A Fusion Protein as an active ingredient together with one (1) or more other active ingredients and is sold together for a single invoiced price.

1.1.21 “Commercialize” or “Commercializing” means to market, promote, distribute, offer for sale, sell, have sold, import, have imported, export, have exported or otherwise commercialize a compound or product. When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

1.1.22 “Commercially Reasonable Efforts” means, with respect to the efforts to be expended, by a Party or its Affiliate with respect to any objective to be undertaken hereunder, reasonable, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances, it being understood and agreed that with respect to applicable activities, such efforts and resources shall be consistent with those efforts and resources commonly used by such Party under similar circumstances for similar products owned by it or to which it has similar rights that are at a similar stage in their development or product life and are of similar market potential as the Licensed Product taking into account: (a) issues of efficacy, safety and expected and actual approved labeling, (b) the expected and actual competitiveness of alternative products sold by Third Parties in the marketplace, (c) the expected and actual product profile, (d) the expected and actual patent and other proprietary position, (e) the likelihood of regulatory approval given the regulatory structure involved, including regulatory or data exclusivity, (f) the expected and actual profitability and return on investment of the Licensed Product, or other products in a Party’s portfolio of products, taking into consideration, among other factors, the expected or actual (i) Third Party costs and expenses, (ii) royalty, milestone and other payments payable to Third Parties and to MTEM, and (iii) pricing and reimbursement. Commercially Reasonable Efforts shall be determined on a country-by-country and indication-by-indication basis for each Licensed Product, as applicable, and it is anticipated that the level of effort and resources that constitute “Commercially Reasonable Efforts” with respect to a particular country or indication will change over time, reflecting changes in the status of the Licensed Product, as applicable, and the country(ies) involved. Notwithstanding the foregoing, neither Party shall be obligated to Develop, seek Regulatory Approval for, or Commercialize a Licensed Product: (A) that, in its reasonable opinion after discussion with the other Party, caused or is likely to cause a fatal, life-threatening or other adverse safety event that is reasonably expected, based upon then available data, to preclude obtaining Regulatory Approval for such Licensed Product, or, if Regulatory Approval of such Licensed Product has already been obtained, to preclude continued marketing of such Licensed Product; or (B) in a manner inconsistent with Applicable Law.

1.1.23 “Component” means any intermediate, component or unfinished form, element or ingredient of a SLT-A Fusion Protein Directed to a Designated Target or of a Licensed Product.

1.1.24 “Confidential Information” has the meaning set forth in Section 7.1.

1.1.25 “Control” means, with respect to any information, Regulatory Documentation or intellectual property right, possession, whether directly or indirectly, by a Party or its Affiliates (including, except as described below, a Future Acquirer) of the ability (whether by sole, joint or other ownership interest, license or otherwise, other than pursuant to the grants set forth in this Agreement) to grant the right to access or use, or to grant a license or a sublicense to, such information, Regulatory

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Documentation or intellectual property right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party. Notwithstanding the foregoing, any information or intellectual property right Controlled by a Future Acquirer of MTEM shall not be treated as “Controlled” by MTEM or its Affiliates for purposes of this Agreement to the extent, but only to the extent, that such intellectual property (a) is Controlled by such Future Acquirer of MTEM immediately prior to the time such Future Acquirer qualifies as such, other than pursuant to a license or other grant of rights (whether directly or indirectly) by MTEM or its Affiliates, or (b) is Controlled by such Future Acquirer subsequent to the time that such Future Acquirer qualifies as such but (i) was not Controlled by MTEM or any of its existing Affiliates prior to the time such Future Acquirer qualifies as such and (ii) did not come under the Control of such Future Acquirer due to any license or other grant of rights by MTEM or its Affiliates or any reference or access to any Program IP or MTEM Background IP, Takeda Background IP, Product Confidential Information or any other Confidential Information of Takeda or information, Regulatory Documentation or intellectual property right Controlled by MTEM or any of its Affiliates (other than information, Regulatory Documentation or intellectual property Controlled by a Future Acquirer that would be excluded by clause (a) or (b)(i) of this definition).

1.1.26 “Designated Target” means any Target designated by Takeda, including the Program 1 Target, and, with respect to the Program 2 Target and any Replacement Target, confirmed to be Available against the register of unavailable Targets maintained by the Gatekeeper pursuant to the procedures set forth in Section 2.5.4. For clarity, each Designated Target shall include any naturally occurring variants or isoforms thereof as well as any fragment or peptide of such Target, variants or isoforms.

1.1.27 “Develop” or “Developing” means to discover, research or develop a process, compound or product, including conducting non-clinical and clinical research and development activities, including any activities necessary or useful to obtain or maintain Regulatory Approval with respect to any product. When used as a noun, “Development” means any and all activities involved in Developing.

1.1.28 “Directed” means, with respect to a Target, that an Antibody, SLT-A Fusion Protein or other Targeting Moiety is selected, generated or optimized to preferentially bind to such Target.

1.1.29 “Distributor” means any Person(s) appointed by Takeda or any of its Affiliates or its or their Sublicensees to distribute, market or sell product(s), with or without packaging rights, in one or more countries or jurisdictions, in circumstances where such Person purchases its requirements of the Product(s) from Takeda or its Affiliates or its or their Sublicensees but does not otherwise make any royalty or other payment to any of Takeda or its Affiliates or its or their Sublicensees with respect to its intellectual property rights with respect to the Product(s).

1.1.30 “Drug Approval Application” means a BLA, an NDA or any corresponding foreign application in the Territory, including, with respect to a country in Europe, a marketing authorization application filed with the EMA pursuant to the centralized approval procedure and, with respect to Japan, a marketing authorization application filed with the PDMA.

1.1.31 “Drug Master File” means a voluntary submission to the FDA or other applicable Regulatory Authority outside the U.S. that may be used to provide confidential, detailed information about an SLT-A Fusion Protein, Licensed Product, SLT-A or any other MTEM Background IP or SLT-A Program IP used to create an SLT-A Fusion Protein or a Licensed Product, and Manufacturing (including the facilities used therefor) any of the foregoing or any corresponding foreign submission in the Territory.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.32 “Effective Date” has the meaning set forth in the preamble hereto.

1.1.33 “EMA” means the European Medicines Agency, or any successor agency thereto.

1.1.34 “European Union” means the economic, scientific and political organization of member states as it may be constituted from time to time, specifically including any territory that was a member state as of the Effective Date whether or not such territory is a participating member state as of the applicable time.

1.1.35 “Evaluation” has the meaning set forth in Section 2.2.1.

1.1.36 “Event of Force Majeure” has the meaning set forth in Section 12.6.

1.1.37 “Exchange Act” has the meaning set forth in the definition of Change in Control.

1.1.38 “Excluded Lists” means the United States Department of Health and Human Service’s List of Excluded Individuals/Entities and the United States General Services Administration’s Lists of Parties Excluded from Federal Procurement and Non-Procurement Programs, and any analogous lists pursuant to Applicable Law outside the United States.

1.1.39 “Excluded Target” has the meaning set forth in Section 2.5.4(a).

1.1.40 “Exclusive License” has the meaning set forth in Section 3.4.1.

1.1.41 “Expert Panel” has the meaning set forth in Section 12.3.3.

1.1.42 “Exploit” means make, have made, import, use, sell or offer for sale, including to research, Develop, Commercialize, register, Manufacture, have Manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of.

1.1.43 “Exploitation” means the act of Exploiting a compound, product or process.

1.1.44 “Extensions” has the meaning set forth in Section 8.3.4.

1.1.45 “Facility” means MTEM’s facility located at 9301 Amberglen Blvd., Suite 100 Austin TX 78729.

1.1.46 “FDA” means the United States Food and Drug Administration, and any successor agency thereto.

1.1.47 “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. 301, et. seq., as it may be amended from time to time, and the rules, regulations, guidances, guidelines, and requirements promulgated or issued thereunder.

1.1.48 “Field” means diagnosis, prevention, control or treatment of any and all human and animal conditions, diseases or disorders.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.49 “First Commercial Sale” means, with respect to any Licensed Product and with respect to any country or jurisdiction in the Territory, the first commercial sale of such Licensed Product by Takeda, its Affiliates, Sublicensees or Distributors to a Third Party for monetary value after all Regulatory Approvals for such Licensed Product have been obtained in such country or jurisdiction, in each case for use or consumption of such Licensed Product in such country or jurisdiction by the general public; provided, that sales for clinical study purposes or compassionate, named patient (paid or unpaid) or similar use shall not constitute a First Commercial Sale.

1.1.50 “Fusion Protein Materials” has the meaning set forth in Section 2.2.1.

1.1.51 “Future Acquirer” means a Third Party to any Change in Control transaction involving MTEM and such Third Party or any of such Third Party’s Affiliates existing immediately prior to such Change in Control.

1.1.52 “Future MTEM In-License” means any agreement with a Third Party entered into by MTEM or any of its Affiliates after the Effective Date and during the Term of this Agreement pursuant to which MTEM obtains rights to Patent Rights or Know-How that would reasonably be expected to constitute MTEM Background IP or SLT-A Program IP.

1.1.53 “Gatekeeper” shall be such Third Party as may be agreed by the Parties in writing from time to time.

1.1.54 “Generic Product” means, with respect to a Licensed Product in a country or jurisdiction, any product commercialized by a Third Party (excluding Licensed Products sold by Takeda or its Affiliates) that comprises or incorporates an SLT-A Fusion Protein and that is sold under a Regulatory Approval of any Regulatory Authority that references clinical data filed for such Licensed Product, such as an application under Section 505(b)(2) or Section 505(j) of the FFDCA in the U.S. or equivalent thereof in any other country or jurisdiction that is necessary in order to commercially distribute, sell or market such product in such country or jurisdiction.

1.1.55 “GLP Toxicology Studies” means, with respect to a Licensed Product, animal studies conducted in accordance with GLP and intended to support an IND for such Licensed Product.

1.1.56 “Good Laboratory Practices” or “GLP” means the then current standards for good laboratory practices for pharmaceuticals, as set forth in the FFDCA and applicable regulations and guidances promulgated thereunder, including the Code of Federal Regulations, as amended from time to time.

1.1.57 “Governmental Authority” means any applicable multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.1.58 “Improvement” means all patentable and non-patentable inventions, discoveries, developments, enhancements, modifications or other know-how or improvements that derive from or relate to a Takeda Targeting Moiety, an SLT-A or any Patent Rights or Know-How of a Party, whether made by a Party, its Affiliate or a Third Party acting on a Party’s behalf or jointly by both Parties or their Affiliates or Third Parties acting on their behalf.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.59 “IND” means (a) in the United States, an Investigational New Drug Application, as defined in the FFDCA, filed with the FDA that is required to be filed with the FDA before conducting a Clinical Trial (including all supplements and amendments that may be filed with respect to the foregoing); and (b) any foreign counterpart of the foregoing.

1.1.60 “Indemnitee” has the meaning set forth in 0.

1.1.61 “Indemnitor” has the meaning set forth in 0.

1.1.62 “Indication” means, with respect to a Licensed Product in a country or jurisdiction, an indication for which a separate Regulatory Approval is obtained in such country or jurisdiction for such Licensed Product. A single Indication includes (a) any other indications for which additional Clinical Trials are not required for any subsequent Regulatory Approval with respect to such Licensed Product, (b) any label expansion for such Indication, whether or not requiring additional Clinical Trials or (c) the use of such Licensed Product for use as a first-, second- or third-line therapy, or as an adjuvant therapy, for the same tumor type, whether or not requiring additional Clinical Trials.

1.1.63 “Infringement Notice” has the meaning set forth in Section 8.4.1.

1.1.64 “Initiation” means, with respect to a Clinical Trial, the dosing of the first patient with a Licensed Product pursuant to the clinical protocol for the specified Clinical Trial.

1.1.65 “Inquiry” has the meaning set forth in Section 2.5.4(a).

1.1.66 “Joint Manufacturing Committee” has the meaning set forth in Section 5.4.1.

1.1.67 “Joint Other Program IP” means the Joint Other Program Know-How and the Joint Other Program Patent Rights.

1.1.68 “Joint Other Program Know-How” means any Other Program Know-How that is conceived, discovered, developed or otherwise made by or on behalf of both Parties’ (or their Affiliates’ or (sub)contractors) employees or Third Parties acting on such Parties’ behalf, in each case, in the course of such Party’s or Affiliates’ or (sub)contractors’ performance of a Program, but that does not otherwise constitute SLT-A Program Know-How or Target Program Know-How.

1.1.69 “Joint Other Program Patent Rights” means any Patent Rights that claims Joint Other Program Know-How, but that, for clarity, does not constitute SLT-A Program Patent Rights or Target Program Patent Rights.

1.1.70 “Joint Patent Committee” has the meaning set forth in Section 8.3.7(a).

1.1.71 “Joint Scientific Committee” has the meaning set forth in Section 2.6.2(a).

1.1.72 “Know-How” means all proprietary technical information, processes, formulae, data, results, developments, materials, specifications, inventions, improvements, uses, methods, techniques, conceptions, knowledge, discoveries, know-how, trade secrets and other information, whether or not patentable, but that is not generally known, including any tangible embodiments and all intellectual property rights, excluding Patent Rights, in and to any of the foregoing.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.73 “Liabilities” has the meaning set forth in Section 10.1.1.

1.1.74 “Licensed Product” means any product that incorporates or is comprised of one or more SLT-A Fusion Proteins Directed to a Licensed Target.

1.1.75 “Licensed Targets” means, collectively, each Designated Target with respect to which Takeda exercises its Option and does not rescind such Option exercise pursuant to Section 9.2 for so long as such Designated Target has not been replaced pursuant to Section 2.5.13.

1.1.76 “Major Market Country” means each of the United States, Japan, France, Germany, Italy, Spain and the United Kingdom.

1.1.77 “Manufacture” or “Manufacturing” means to make, have made, produce, manufacture, process, fill, finish, package, label, perform quality control and assurance testing, release, ship or store a compound or product or any intermediate or component thereof. When used as a noun, “Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing a compound or product or any intermediate or component thereof.

1.1.78 “Mono Product” has the meaning set forth in the definition of Net Sales.

1.1.79 “MTEM” has the meaning set forth in the preamble hereto.

1.1.80 “MTEM Background IP” means the MTEM Background Patent Rights and the MTEM Background Know-How.

1.1.81 “MTEM Background Know-How” means any and all Know-How that (a) is Controlled by MTEM or any Affiliate of MTEM as of the Effective Date or, subject to Section 3.6, at any time during the Term and (b) relates to, comprises or consists of an SLT-A, SLT-A Fusion Protein or a Licensed Product or the Exploitation of any of the foregoing and is necessary or useful to Develop, Manufacture, Commercialize or otherwise Exploit SLT-A Fusion Proteins or Licensed Products. MTEM Background Know-How includes the SLT-A Technology.

1.1.82 “MTEM Background Patent Right” means any Patent Right that claims any MTEM Background Know-How.

1.1.83 “MTEM Indemnitees” has the meaning set forth in Section 10.1.2.

1.1.84 “MTEM Licensee” has the meaning set forth in Section 3.8.

1.1.85 “MTEM Program Activities” has the meaning set forth in Section 2.1.

1.1.86 “MTEM Prosecution Patent Rights” has the meaning set forth in Section 9.2.3.

1.1.87 “MTEM Regulatory Documentation” means Regulatory Documentation owned or Controlled by MTEM or any of its Affiliates on or after the Effective Date relating to any of the following: SLT-As, SLT-A Fusion Proteins, MTEM Background IP or SLT-A Program IP, which Regulatory Documentation is necessary or useful to Develop an SLT-A Fusion Protein or Exploit a Licensed Product.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.88 “MTEM Study Materials” has the meaning set forth in Section 2.2.1.

1.1.89 “MTEM Target” means any Target set forth on Schedule 1.1.89, each being an Excluded Target at the Effective Date.

1.1.90 “NDA” means a New Drug Application filed with the FDA in conformance with Applicable Law, or the foreign equivalent of any such application in any other country filed with a Regulatory Authority to obtain marketing approval for a pharmaceutical product.

1.1.91 “Net Sales” means the [***] invoiced amounts for all Licensed Products sold by or for Takeda, its Affiliates and Sublicensees to Third Parties (including wholesalers or Distributors but not any Affiliate or Sublicensee of Takeda), after deduction (if not already deducted in the amount invoiced) of the following items paid by Takeda, its Affiliates and Sublicensees, provided and to the extent that such items are incurred or allowed and do not exceed reasonable and customary amounts in the market in which such sales occurred and are not inconsistent with other similar products of Takeda:

(a) Any [***], including [***];

(b) any [***];

(c) any [***], including [***], as applicable;

(d) any charges for [***] to the extent borne by Takeda, or its Affiliates or Sublicensees; and

(e) any [***] given or made with respect to [***].

In the event a Licensed Product is a Combination Product, the Net Sales attributable to such Combination Product for a given country shall be calculated as follows:

If Takeda, its Affiliate or Sublicensee separately sells in such country, (i) a product containing as its sole active ingredient an SLT-A Fusion Protein (the “Mono Product”) and (ii) the other active ingredient in the Licensed Product, then for purposes of the royalties and sales milestones set forth herein, Net Sales for such Combination Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B) where: “A” is Takeda’s (or its Affiliate’s or Sublicensee’s, as applicable) average Net Sales price during the period to which the Net Sales calculation applies for the Mono Product in such country or other jurisdiction and “B” is Takeda’s (or its Affiliate’s or Sublicensee’s, as applicable) average Net Sales price during the period to which the Net Sales calculation applies in such country or other jurisdiction, for products that contain as their sole active ingredients the other active ingredients in such Combination Product.

If Takeda, its Affiliate or Sublicensee separately sells in such country or other jurisdiction the Mono Product but does not separately sell in such country or other jurisdiction products containing as their sole active ingredients the other active ingredients in such Combination Product, then for purposes of the royalties and sales milestones set forth herein, Net Sales for such Combination Product shall be calculated by multiplying the Net Sales of such Combination Product by the fraction A/C where: “A” is Takeda’s (or its Affiliate’s Sublicensee’s, as applicable) average Net Sales price during the period to which the Net Sales calculation applies for the Mono Product in such country or other jurisdiction, and “C” is Takeda’s (or its Affiliate’s or Sublicensee’s, as applicable) average Net Sales price in such country or other jurisdiction during the period to which the Net Sales calculation applies for such Combination Product.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

If Takeda, its Affiliates and Sublicensees do not separately sell in such country or other jurisdiction both the Mono Product and the other active ingredients in such Combination Product, then the Net Sales attributable to such Combination Product shall be determined by the Parties in good faith taking into account the medical contribution to such Combination Product of the SLT-A Fusion Protein on the one hand, and all of the other active ingredients, as applicable, collectively, on the other hand; provided, that if the Parties cannot agree on such relative value, the Dispute shall be resolved pursuant to Section 12.3.

All of the foregoing deductions from the gross invoiced sales prices of Licensed Products shall be determined in accordance with the applicable Accounting Standards. In the event that Takeda, its Affiliates or Sublicensees make any adjustments to such deductions after the associated Net Sales have been reported pursuant to this Agreement, the adjustments shall be reported and reconciled in the next report and payment of any royalties due.

1.1.92 “Notice of Dispute” has the meaning set forth in Section 12.3.1.

1.1.93 “Notice Period” has the meaning set forth in Section 11.3.1.

1.1.94 “Opt-In” means the withdrawal under Article 83(4) of the Agreement on a Unified Patent Court between the participating Member States of the European Union (2013/C 175/01) of the Opt-Out of a Patent Right.

1.1.95 “Opt-Out” means the opt-out of a Patent Right from the exclusive competence of the Unified Patent Court under Article 83(3) of the Agreement on a Unified Patent Court between the participating Member States of the European Union (2013/C 175/01).

1.1.96 “Option” has the meaning set forth in Section 3.3.1.

1.1.97 “Option Exercise Date” has the meaning set forth in Section 3.3.2.

1.1.98 “Option Exercise Fee” has the meaning set forth in Section 6.5.

1.1.99 “Option Period” means, with respect to a Designated Target, the period commencing on (a) [***] and (b) [***] pursuant to Section 2.5.1, in the case of each other Designated Target, and ending on the [***] (x) [***], (y) [***] Replacement Target with respect to such Designated Target, and (z) the date that is [***] for such Designated Target.

1.1.100 “Other Program IP” means the Other Program Know-How and the Other Program Patent Rights.

1.1.101 “Other Program Know-How” means any Program Know-How that is not SLT-A Program Know-How or Target Program Know-How.

1.1.102 “Other Program Patent Rights” means any Patent Rights that claim Other Program Know-How.

1.1.103 “Party” and “Parties” are defined in the preamble hereto.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.104 “Patent Right” means any and all national, regional and international (a) issued patents and pending patent applications (including provisional patent applications), (b) patent applications filed either from the foregoing or from an application claiming priority to the foregoing, including all converted provisionals, substitutions, continuations, continuations-in-part, divisions, renewals and continued prosecution applications, and all patents granted thereon, (c) patents-of-addition, revalidations, reissues, reexaminations and extensions or restorations (including any supplementary protection certificates and the like) by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, utility models, petty patents, innovation patents and design patents, (e) other forms of government-issued rights substantially similar to any of the foregoing, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing and (f) United States and foreign counterparts of any of the foregoing.

1.1.105 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.1.106 “Phase I Clinical Trial” means a Clinical Trial of a Licensed Product conducted by or on behalf of Takeda, its Affiliates or Sublicensees that generally provides for the first introduction into humans of a such Licensed Product with, the primary purpose of determining metabolism and pharmacokinetic properties and side effects of such product, in a manner that is generally consistent with 21 C.F.R. § 312.21(a), as amended (or its successor regulation), excluding, for clarity any investigator-initiated Clinical Trials.

1.1.107 “Phase II Clinical Trial” means a Clinical Trial of a Licensed Product conducted by or on behalf of Takeda, its Affiliates or Sublicensees on a sufficient number of subjects for making (and the principal purpose of which is to make) a preliminary determination as to whether a pharmaceutical product is safe for its intended use and obtaining (and to obtain) sufficient information about such product’s efficacy, in a manner that is generally consistent with 21 C.F.R. § 312.21(b), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country or jurisdiction outside the United States, to permit the design of further clinical trials of such Licensed Product, excluding, for clarity any investigator-initiated Clinical Trials.

1.1.108 “Phase III Clinical Trial” means a Clinical Trial of a Licensed Product with a defined dose or a set of defined doses of such Licensed Product and conducted by or on behalf of Takeda, its Affiliates or Sublicensees on a sufficient number of subjects for ascertaining (and that is designed to ascertain) the overall risk-benefit relationship of the Licensed Product for its intended use and determining (and to determine) warnings, precautions, and adverse reactions that are associated with such Licensed Product in the dosage range to be prescribed, in a manner that is generally consistent with 21 C.F.R. § 312.21(c), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country or jurisdiction outside the United States, which trial is necessary to support Regulatory Approval of such Licensed Product, excluding, for clarity any investigator-initiated Clinical Trials.

1.1.109 “PHSA” means the United States Public Health Service Act, as may be amended, or any subsequent or superseding law, statute or regulation.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.110 “PMDA” means the Pharmaceuticals and Medical Devices Agency in Japan, or any successor agency thereto.

1.1.111 “Product Information” has the meaning set forth in Section 7.1.

1.1.112 “Product Trademarks” has the meaning set forth in Section 8.6.

1.1.113 “Program” means Program 1, Program 2 and any Replacement Target Program.

1.1.114 “Program 1” means the research program directed toward the Program 1 Target conducted pursuant to Article II.

1.1.115 “Program 1 Target” means the Target selected by Takeda in accordance with Section 2.5.

1.1.116 “Program 2” means the research program directed toward the Program 2 Target conducted pursuant to Article II.

1.1.117 “Program 2 Target” means the Target selected by Takeda in accordance with Section 2.5.

1.1.118 “Program Activities” has the meaning set forth in Section 2.1.

1.1.119 “Program IP” means the Program Know-How and the Program Patent Rights.

1.1.120 “Program Know-How” means Know-How, Improvements and other inventions that are conceived, discovered, developed or otherwise made by or on behalf of one or both of the Parties or their Affiliates in connection with the performance of the Program Activities, whether or not patented or patentable.

1.1.121 “Program Patent Rights” means any Patent Rights that claim Program Know-How.

1.1.122 “Program Plan” means, with respect to any Program, the written plan for conducting such Program as further described in Section 2.2.

1.1.123 “Program Term” has the meaning set forth in Section Section 2.3.

1.1.124 “Publication” has the meaning set forth in Section 7.5.

1.1.125 “Quality Agreement” has the meaning set forth in Section 5.5.

1.1.126 “Reciprocal Technology” means any Know-How or Improvements (and any Patent Rights with respect thereto) conceived, discovered, developed or otherwise made by or on behalf of any MTEM Licensee, whether alone or with MTEM, under or in connection with a license or grant of other rights or access in, to or under any SLT-A or SLT-A Fusion Protein (a) that derive from or relate to an SLT-A or SLT-A Fusion Protein, (b) the practice of which is necessary or useful for the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Development, Manufacture, Commercialization or other Exploitation of SLT-A Fusion Proteins or Licensed Products and (c) that would be MTEM Background IP or SLT-A Program IP were such Know-How or Patent Rights conceived, discovered, developed or otherwise made by MTEM alone.

1.1.127 “Regulatory Approval” means, with respect to a country or jurisdiction in the Territory, any and all approvals (including Drug Approval Applications), licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell or market a Licensed Product in such country or jurisdiction, including, where applicable, (a) commercially reasonable pricing or reimbursement approval in such country or jurisdiction, (b) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto) and (c) labeling approval.

1.1.128 “Regulatory Authority” means, with respect to a country or jurisdiction in the Territory, any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the EMA) regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority involved in the granting of a Regulatory Approval or otherwise exercising authority with respect to biopharmaceutical products in such country or jurisdiction.

1.1.129 “Regulatory Documentation” means all (a) applications (including all INDs), registrations, licenses, authorizations and approvals (including Regulatory Approvals), (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all adverse event files and complaint files, (c) clinical and other data contained, referenced or otherwise relied upon in any of the foregoing, and (d) for clarity, any Drug Master File.

1.1.130 “Replacement Target” has the meaning set forth in Section 2.5.13.

1.1.131 “Replacement Target Program” means the research program directed toward any Replacement Target conducted pursuant to Article II.

1.1.132 “Representative” has the meaning set forth in Section 5.2.2.

1.1.133 “Research License” has the meaning set forth in Section 3.1.2.

1.1.134 [***].

1.1.135 “Royalty Report” has the meaning set forth in Section 6.14.1.

1.1.136 “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period commencing upon the First Commercial Sale of a Licensed Product in such country and ending upon the latest to occur of (a) the date of expiration of the last Valid Patent Claim of the MTEM Background Patent Rights, the SLT-A Program Patent Rights or the Target Program Patent Rights (other than Targeting Moiety IP), in each case that would be infringed by the sale of the applicable Licensed Product in the applicable country, if not for Takeda’s ownership thereof or the licenses granted hereunder, (b) the date of expiration of any regulatory exclusivity for such Licensed Product in such country and (c) [***] after the First Commercial Sale of such Licensed Product in any country.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.137 “SLT-A” means (a) any Shiga or Shiga-like toxin A Subunit or fragment thereof, including variants, such as deimmunized variants, variants with heterologous epitopes, furin-cleavage resistant variants and combinations thereof, including those listed on Schedule 1.1.1377 hereto and (b) any Improvements to any of the foregoing.

1.1.138 “SLT-A Fusion Protein” means any SLT-A conjugated, fused (e.g., as a single polypeptide chain), or otherwise combined with any Takeda Targeting Moiety.

1.1.139 “SLT-A Program IP” means the SLT-A Program Know-How and the SLT-A Program Patent Rights.

1.1.140 “SLT-A Program Know-How” means any Program Know-How that constitutes an Improvement to any invention included in the SLT-A Technology other than Program IP that is Target Program Know-How or is claimed by Target Program Patent Rights.

1.1.141 “SLT-A Program Patent Rights” means any Patent Rights claiming SLT-A Program Know-How. For clarity, SLT-A Program Patent Rights does not include any Target Program Patent Rights.

1.1.142 “SLT-A Technology” means the Patent Rights set forth on Schedule 1.1.1422 and any inventions claimed or described therein.

1.1.143 “Sublicensee” means any Person (other than an Affiliate of Takeda or a Distributor) that is granted a sublicense under Section 3.5 by Takeda or its Affiliate in accordance with the terms of this Agreement to Develop or Commercialize Licensed Products.

1.1.144 “Supply Agreement” has the meaning set forth in Section Section 5.1.

1.1.145 “Supply Price” means, with respect to a quantity of Development Material, the cost of goods of such Development Material [***]. To the extent Development Material is Manufactured directly by MTEM, the cost of goods will equal the fully burdened cost of Manufacturing such Development Material, consisting of the cost of raw materials, direct and identifiable labor, product quality assurance/control costs and other direct and identifiable variable costs and appropriate direct and identifiable costs (or appropriate allocation thereof) yield losses (to the extent consistent with industry practice), storage, and shipping, rent and depreciation of capital expenditures, to the extent directly attributable and allocable to the Manufacture of such Development Material. Without limitation to the foregoing, (a) should any facility or equipment not be used to their full capacity for the Manufacture of Development Material, allocations shall be on the basis of that actually used for the Manufacture and supply of such Development Material and not any amount in respect of idle or unused capacity; and (b) the costs of goods (i) will be calculated in accordance with applicable Accounting Standards and include allocations that are commercially justifiable and consistent with fair industry practices, (ii) will exclude all costs that cannot be linked to a specific Manufacturing activity, such as charges for corporate overhead that are not controllable by the manufacturing plant, and (iii) will exclude any Third Party license payments owed or incurred by MTEM in connection with any Manufacturing activities. Cost of goods shall not include (A) costs that are expressly allocated to be borne by MTEM under this Agreement (e.g., under Article II), (B) costs associated with scale-up or capability building, unless expressly agreed in writing by the Parties, or (C) any

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

inter-company mark-up between MTEM and its Affiliates. To the extent MTEM uses a contract manufacturer for any of such activities, the cost of goods means the amount paid to the applicable contract manufacturer, including, any raw materials, reagents or other components directly purchased by MTEM on behalf of the CMO and any related shipping costs including shipping insurance costs. In no circumstances will the costs incurred by MTEM, and used to calculate the Supply Price, be double counted.

1.1.146 “Takeda” has the meaning set forth in the preamble hereto.

1.1.147 “Takeda Background IP” means the Takeda Background Know-How and the Takeda Background Patent Rights.

1.1.148 “Takeda Background Know-How” means Background IP owned or Controlled by Takeda that is used, or provided for use, by Takeda, in the performance of the Program Activities.

1.1.149 “Takeda Background Patent Rights” means any Patent Rights that claim Takeda Background Know-How.

1.1.150 “Takeda Program Activities” has the meaning set forth in Section 2.1.

1.1.151 “Takeda Target” means a Designated Target or a Licensed Target.

1.1.152 “Takeda Targeting Moiety” means (a) any Targeting Moiety or sequence thereof that is provided by or on behalf of Takeda to MTEM under this Agreement and that is Directed to a Target or (b) any Improvement thereto.

1.1.153 “Target” means (a) any protein (including any glyco- or lipo-protein), carbohydrate, compound or other composition that stimulates the production of Antibodies or against which Targeting Moieties are Directed, (b) any naturally occurring isoform or variants thereof or (c) any fragment or peptide of any of the foregoing. The whole protein, carbohydrate, compound or other composition as well as a fragment or peptide thereof, or portion of the whole is considered the same Target.

1.1.154 “Target Program IP” means the Target Program Know-How and the Target Program Patent Rights.

1.1.155 “Target Program Know-How” means any Program Know-How that is not SLT-A Program Know-How related to either or both of the following: (a) any Takeda Targeting Moiety, including Improvements, modifications, fragments and derivatives thereof and corresponding compositions of matter, methods of making or using any of the foregoing (“Targeting Moiety IP”) or (b) conjugates and fusion proteins comprising a moiety described in clause (a), including any SLT-A Fusion Protein or other SLT-A conjugate and corresponding compositions of matter, methods of making or using any of the foregoing.

1.1.156 “Target Program Patent Rights” means any Patent Rights that claim Target Program Know-How.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.157 “Targeting Moiety” means any Antibody or other targeting moiety, such as a peptide, cyclic peptide, small molecule or related molecular structure capable of being Directed through its binding to a Target, including non-immunoglobulin scaffolds, including fibronectin, lipocalin, protein A, ankyrin, thioredoxin, and the like.

1.1.158 “Targeting Moiety IP” has the meaning set forth in the definition of Target Program Know-How.

1.1.159 “Technology Recipient” has the meaning set forth in Section 5.2.

1.1.160 “Technology Transfer” has the meaning set forth in Section 5.2.

1.1.161 “Technology Transfer Documentation” has the meaning set forth in Section 5.2.1.

1.1.162 “Term” has the meaning set forth in Section 11.1.

1.1.163 “Territory” means all countries and jurisdictions in the world.

1.1.164 “Testing Laboratory” has the meaning set forth in Schedule Section 5.1.

1.1.165 “Third Party” means any Person other than Takeda, MTEM and their respective Affiliates.

1.1.166 “Third Party Action” has the meaning set forth in Section 8.7.1.

1.1.167 “Valid Patent Claim” means, with respect to a Patent Right in a country or jurisdiction, any claim of an issued Patent Right that has not (a) expired, irretrievably lapsed or been abandoned, revoked, dedicated to the public or disclaimed, including any applicable patent term adjustments or extensions, Supplementary Protection Certificates and similar patent term extensions awarded by regional or national patent offices; or (b) been found to be unpatentable, invalid or unenforceable by an unreversed and unappealable decision of a Governmental Authority in such country or jurisdiction.

Section 1.2 Certain Rules of Interpretation in this Agreement and the Schedules.

1.2.1 Unless otherwise specified, all references to monetary amounts are to United States of America currency (U.S. Dollars);

1.2.2 The preamble to this Agreement and the descriptive headings of Articles and Sections are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of this Agreement or of such Articles or Sections;

1.2.3 Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or);

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.2.4 The words “include” and “including” have the inclusive meaning frequently identified with the phrases “without limitation” and “but not limited to”;

1.2.5 The words “will” and “shall” have the same meaning;

1.2.6 Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. Unless otherwise specified, deadlines within which any payment is to be made or act is to be done within or following specified time period after a date shall be calculated by excluding the day, Business Day, month or year of such date, as applicable, and including the day, Business Day, month or year of the date on which the period ends;

1.2.7 Whenever any payment is to be made or action to be taken under this Agreement is required to be made or taken on a day other than a Business Day, such payment shall be made or action taken on the next Business Day following such day to make such payment or do such act; and

1.2.8 Unless otherwise specified, references in this Agreement to any Article, Section, Exhibit or Schedule means references to such Article, Sections, Exhibits or Schedule of this Agreement.

ARTICLE II

RESEARCH PROGRAM

Section 2.1 Objective and Conduct of the Programs. The Parties shall conduct one or more Programs, each in accordance with a Program Plan, the terms of this Agreement and Applicable Law in good scientific manner. The purpose of each Program will be to identify, generate and evaluate SLT-A Fusion Proteins directed to Designated Targets for Takeda’s Development, Manufacture, Commercialization and other Exploitation under this Agreement, subject to Takeda’s exercise of its exclusive Option with respect to such Designated Targets. During the Option Period (a) MTEM shall use commercially reasonable efforts to perform each Program Plan and conduct the activities assigned to it under (and within the timelines contained in) each Program Plan (such activities, “MTEM Program Activities”) and (b) Takeda shall use commercially reasonable efforts to perform each Program Plan and conduct the activities assigned to it under (and within the timelines contained in) each Program Plan (such activities, “Takeda Program Activities” and together with the MTEM Program Activities, the “Program Activities”). Except for any consideration that becomes due and payable to MTEM by Takeda pursuant to the terms and conditions of Article VI, each Party shall bear its own costs and expenses in connection with such Party’s performance of the Program Activities assigned to such Party under any Program Plan.

Section 2.2 Program Plans.

2.2.1 Program Plan Framework. Each Program Plan will provide a framework for the applicable Program, will be substantially in the form attached hereto as Schedule 2.2.1, and will describe the activities pursuant to which (a) Takeda will deliver to MTEM [***] Takeda Targeting Moieties Directed to the applicable Designated Target, (b) MTEM will (i) create SLT-A Fusion Proteins, characterize SLT-A Fusion Proteins as indicated in the Program Plan (including, analytical testing, purification, antigen binding and cytotoxicity testing) and (ii) deliver to Takeda any such resulting SLT-A Fusion Proteins or Components thereof (the “Fusion Protein Materials”) and such SLT-As and other control drug fusion materials (such materials, excluding, for clarity, the Fusion Protein Materials; collectively, the “MTEM Study Materials”), each characterized and delivered as contemplated under the Program Plan or agreed to by the Parties, and (c) Takeda will have the right to perform evaluation activities on SLT-A Fusion Proteins (the “Evaluation”), all as more specifically set forth in the applicable Program Plan. Each Program Plan shall be developed and approved in accordance with Section 2.5.66.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.2.2 Changes to Program Plans. Takeda and MTEM may propose changes from time to time to any Program Plan, which shall be subject to review and approval by the Joint Scientific Committee, as provided in Section 2.6 (including the decision-making mechanisms set forth therein). Notwithstanding the foregoing, any proposed change to a Program Plan may not [***] by more than [***], or the scope of tasks relating to, animal studies that MTEM is obligated to perform, without MTEM’s written consent.

2.2.3 Records. MTEM shall maintain, in good scientific manner, complete and accurate books and records pertaining to its activities under each Program Plan, in sufficient detail to verify compliance with its obligations under this Agreement and which books and records shall (a) be appropriate for patent and regulatory purposes, (b) be kept and maintained in compliance with Applicable Law, and (c) properly reflect all work done and results achieved in the performance of its activities hereunder. Such books and records shall be retained by MTEM for [***] after the expiration or termination of this Agreement in its entirety or for such longer period as may be required by Applicable Law. Following exercise of an Option with respect to a particular Licensed Target, Takeda shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all records of MTEM maintained with respect to the Program with respect to such Target pursuant to this Section 2.2.3. After the end of the applicable retention period, if MTEM desires to destroy any books or records maintained pursuant to this Section 2.2.3, MTEM shall notify Takeda of such desire and Takeda shall have [***] after receipt of such notice to, at its option, either take custody of any such books or records MTEM proposes to destroy or allow MTEM to destroy such books and records.

2.2.4 Reports; Disclosure of Results. Throughout the Program Term for each Program, and no less frequently than once per Calendar Quarter, MTEM shall provide to Takeda a written report setting forth in reasonable detail the MTEM Program Activities and the research results from each Program as they become available, including any immunogenicity data, SLT-A immunogenicity and other assays that are developed in connection with the Program Activities (whether Program IP or MTEM Background IP), SLT-A on-Target/off-tumor SLT-A-related toxicities (clinical or preclinical) and any Improvements to the SLT-A Technology. On Takeda’s request, MTEM shall provide to Takeda in a timely manner any other information Controlled by MTEM in connection with MTEM’s other Development programs [***], to the extent that such information is reasonably related and relevant to a Program Plan for any Program or Development or Manufacturing of a Licensed Product, such information redacted for Third Party Confidential Information.

2.2.5 Subcontracting; Performance by Affiliates. Each Party shall have the right to subcontract any of the activities assigned to it under any Program Plan to a Third Party to the extent expressly provided for in such Program Plan or with the written approval of the Joint Scientific Committee; provided that, in each case, no such permitted subcontracting shall relieve the subcontracting Party of any obligation hereunder. The Parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates; provided, that each Party shall remain responsible and be a guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 2.3 Term of the Programs. The term of Program 1 shall commence on Takeda’s delivery to MTEM [***] for Program 1, and the term of each subsequent Program shall [***], as applicable. The term of each Program shall continue until the earlier of (a) the expiration of the Option Period with respect to the applicable Designated Target, (b) such date as Takeda notifies MTEM in writing pursuant to Section 3.3 that it is, or is not, exercising the Option with respect to the applicable Designated Target and (c) the date that is [***] after the completion of the Evaluation, in the case of a replaced Licensed Target (each such period, a “Program Term”).

Section 2.4 Use of Materials.

2.4.1 MTEM acknowledges and agrees that (a) it shall not use any Takeda Targeting Moieties or other materials supplied by Takeda to MTEM for any purpose other than creating the SLT-A Fusion Proteins and delivering the resulting SLT-A Fusion Proteins to Takeda pursuant to, and otherwise performing its obligations under, the applicable Program Plan, (b) it shall only use Takeda Targeting Moieties or other materials supplied by Takeda to MTEM in compliance with all Applicable Laws, (c) it shall not transfer any Takeda Targeting Moieties or other materials supplied by Takeda to MTEM or grant any rights thereto to any Third Party without the express prior written consent of Takeda, (d) Takeda shall retain full ownership of, and all right title and interest to and under, all Takeda Targeting Moieties or other materials supplied by Takeda to MTEM and (e) at the end of the applicable Program Term, or upon earlier termination of this Agreement, MTEM shall at the instruction of Takeda either destroy or return any unused Takeda Targeting Moieties or other materials supplied by Takeda to MTEM.

2.4.2 Takeda acknowledges and agrees that (a) it shall not use any MTEM Study Materials supplied by MTEM to Takeda for any purpose other than the activities assigned to Takeda under the Program, evaluating SLT-A Fusion Proteins as set forth in the applicable Program Plan or otherwise performing activities within the scope of the Research License (unless and until Takeda exercises an Option with respect to the applicable Designated Target, upon exercise of which, Takeda shall be free to retain and use MTEM Study Materials arising out of the applicable Program for a Licensed Target for any purpose within the scope of the Exclusive License for any Licensed Target), (b) it shall only use MTEM Study Materials supplied by MTEM to Takeda in compliance with all Applicable Laws, (c) except as otherwise provided hereunder (including under Section 2.2.5) or in a Program Plan, it shall not transfer any MTEM Study Materials supplied by MTEM to Takeda or grant any rights thereto to any Third Party without the express prior written consent of MTEM (unless and until Takeda exercises an Option with respect to a Designated Target, upon exercise of which, Takeda shall be free to use MTEM Study Materials arising out of the Program for such Licensed Target for any purpose within the scope of the Exclusive License for such Licensed Target), (d) MTEM shall retain full ownership of, and all right, title, and interest in and to, all MTEM Study Materials supplied by MTEM to Takeda and (e) at the end of the Option Period with respect to a Designated Target if Takeda has not exercised an Option for such Designated Target, or upon earlier termination of this Agreement for any reason, Takeda shall at the instruction of MTEM either destroy or return any unused MTEM Study Materials supplied by MTEM to Takeda under the Program for such Designated Target in its possession or control unless also applicable to another Designated Target or Licensed Target.

2.4.3 Each Party acknowledges and agrees that (a) it shall not use any Fusion Protein Materials with respect to a Takeda Target for any purpose other than activities set forth in the Program Plan for such Takeda Target (or, with respect to Takeda, evaluating the Fusion Protein Materials within the scope of the Research License, unless and until Takeda exercises an Option for such Designated Target, upon exercise of which, Takeda shall be free to use such Fusion Protein Materials for any purpose within the scope of the Exclusive License for any Licensed Target), (b) it shall only use Fusion Protein Materials in compliance with all Applicable Laws, (c) except as otherwise provided hereunder or in a Program Plan, it shall not transfer any Fusion Protein Materials or grant any rights thereto to any Third Party (other than, with respect to Takeda, to its Affiliates, (sub)licensees and (sub)contractors in connection with the Program Activities, including the evaluation activities of Takeda) without the express

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

prior written consent of the other Party (unless and until, with respect to Takeda, Takeda exercises an Option with respect to a Designated Target, upon exercise of which, Takeda shall be free to use Fusion Protein Materials arising out of the applicable Program for a Licensed Target for any purpose within the scope of the Exclusive License for any Target), and (d) at the end of the Option Period with respect to a Takeda Target (i) if Takeda has not exercised an Option with respect to the applicable Designated Target, or upon earlier termination of this Agreement for any reason, each Party shall, unless otherwise agreed by the Parties, destroy any unused Fusion Protein Materials arising out of the Program for such Designated Target in its possession or control and (ii) if Takeda has exercised an Option with respect to a Designated Target, MTEM shall at the instruction of Takeda either deliver to Takeda or destroy any Fusion Protein Materials arising out of the Program for such Licensed Target in its possession or control.

Section 2.5 Availability of Targets; Approval of New Program Plans.

2.5.1 Limit on Designated Targets. Takeda may designate up to two (2) Designated Targets, each subject to being replaced, all as set forth in this Section 2.5. Takeda shall have the right at any time prior to [***] from the Effective Date to designate the Program 1 Target pursuant to this Section 2.5 and (b) [***] of the Effective Date to designate the Program 2 Target pursuant to this Section 2.5.

2.5.2 Reserved Target. From the Effective Date until the earlier of (a) written notice from Takeda that [***] or (b) [***] from the Effective Date (the “Reserved Period”), MTEM will [***]. The Parties acknowledge and agree that, as of the Effective Date, [***], and the procedures set forth in [***] will not apply to [***]. For clarity, if Takeda does not [***].

2.5.3 Replacement Target. [***] “Replacement Target”) [***] of such Program Target and subject to and in accordance with the procedures described in Section 2.5.44 for the initial designation of a Target as a Designated Target (including the designation of a Program Plan with respect thereto and agreement upon a Program Plan as provided in Section 2.5.66). For clarity, except pursuant to Section 9.2, [***] Replacement Target [***] pursuant to the procedures set forth in Section 2.5.44. [***] Replacement Target [***] prior to the Exercise Option Date, that Replacement Target [***]. If [***] Replacement Target [***] Replacement Target [***]. In either case, a new Program Plan shall be prepared as set forth in Section 2.2.1.

2.5.4 Gatekeeper Process.

(a) MTEM shall from time to time after the Effective Date provide the Gatekeeper with a list of current Targets that MTEM does not wish to make available as Designated Targets or Replacement Targets for any Program (“Excluded Targets”). Excluded Targets include two Target subsets: (i) MTEM’s Excluded Targets, to include MTEM’s initial list of Excluded Targets as set forth on Schedule 1.1.88 attached hereto and MTEM Excluded Targets selected after the Effective Date; and (ii) MTEM Licensee Designated or Licensed Targets. Subject to the foregoing sentence, MTEM’s Excluded Targets not initially included on the list of Excluded Targets provided to the Gatekeeper may be added at such time that MTEM has established a bona fide internal research program with respect to such Target and for which it has a proof of concept data set, including that set forth on Schedule 2.5.4 attached hereto, which data will be provided to the Gatekeeper upon Takeda’s request; and promptly upon execution of a license agreement with a MTEM Licensee whereby MTEM conveys an exclusive option and/or license rights to said Third Party for such Target. If Takeda desires to designate the Program 2 Target or a Replacement Target, Takeda shall provide the Gatekeeper with a confidential written description of such proposed Target (the “Inquiry”), including to the extent available, the Name, Aliases, and UniProt/SwissProt number sequence for such proposed Target. Within five (5) Business Days following the Gatekeeper’s receipt of an Inquiry with respect to a particular proposed Target, MTEM

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall ensure that the Gatekeeper shall notify Takeda in writing whether the proposed Target is Available for designation as a Designated Target. The Parties hereby acknowledge and agree that a proposed Target shall be “Available” for designation by Takeda as a Designated Target unless such Target is an Excluded Target [***] the date of Takeda’s Inquiry pursuant to this Section 2.5.4(a).

(b) For clarity, in the event that the Gatekeeper notifies Takeda that a proposed Target is not Available pursuant to the procedures set forth in this Section 2.5.4(a), Takeda shall not have exhausted any of its rights to designate Designated Targets (whether for Program 2 Target or as a Replacement Target) hereunder.

(c) MTEM shall be solely responsible for the Gatekeeper’s performance of its obligations under this Agreement and MTEM shall be liable for any breach by the Gatekeeper of any such obligation or any error or omission of or by the Gatekeeper in performing such obligations. MTEM shall cause the Gatekeeper to enter into a customary confidentiality agreement that includes confidentiality obligations as least as stringent as the provisions set forth in Section 7.1 and prohibits the Gatekeeper from disclosing to MTEM that Takeda has made any Inquiry or the Target that was the subject of any Inquiry.

2.5.5 Designation of Target. In the event that the Gatekeeper notifies Takeda that a proposed Target is Available for designation as a Designated Target in accordance with Section 2.5.44, [***] following receipt of such notice, Takeda will thereafter notify the Gatekeeper if it wishes to so designate such proposed Target (in which case, Takeda will also promptly provide notice to MTEM that it has designated a Target to be a Designated Target). Upon designation by Takeda of any Target as a Designated Target, MTEM may not list such Target as an Excluded Target.

2.5.6 Approval of Program Plans. Within [***] from the Effective Date, in the case of the Program 1 Target, and upon designation of the Program 2 Target or any Replacement Target, Takeda shall provide to the Joint Scientific Committee a proposed Program Plan for the Program for such Designated Target. Upon approval of a proposed Program Plan by the Joint Steering Committee pursuant to Section 2.6.2(b), such proposed Program Plan will be deemed to be a Program Plan hereunder and the corresponding Program will commence.

Section 2.6 Governance of Programs.

2.6.1 Primary Contacts. Promptly following the Effective Date, each Party will designate an individual to be reasonably available to the other Party to facilitate communication, respond to questions and otherwise coordinate the Parties’ activities under this Agreement regarding, relating to or in connection with the conduct of a Program or activities with respect to SLT-A Fusion Proteins. Such designated individual may, but is not required to, serve as a representative of its respective Party on the Joint Scientific Committee. A Party may replace its designated individual at any time by written notice to the other Party.

2.6.2 Joint Scientific Committee.

(a) Formation and Composition. Within [***] after the Effective Date, the Parties will establish a Joint Scientific Committee (the “Joint Scientific Committee”) composed of [***] appointed representatives of each of Takeda and MTEM. A Party may change one or more of its representatives on the Joint Scientific Committee at any time or elect to have one of its members represented by a delegate at a meeting of the Joint Scientific Committee. The Joint Scientific Committee will be chaired by a [***] of the Joint Scientific Committee. The Parties may allow additional employees to attend meetings of the Joint Scientific Committee subject to the confidentiality provisions of Article VII.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b) Functions and Authority. The Joint Scientific Committee will be responsible for supervising and managing the Programs. Its functions will be:

i.	Reviewing and approving Program Plans and amendments or other modifications thereto;

ii.	Guiding and reviewing the progress of the Programs;

iii.	Making decisions that are assigned to the Joint Scientific Committee hereunder; and

iv.	Such other matters as the Parties may mutually agree in writing.

(c) Meetings. During the Term of this Agreement, the Joint Scientific Committee will meet in person or by teleconference or videoconference [***] during a Program Term or as the Joint Scientific Committee otherwise decides.

(d) Decisions. Each Party shall have [***] on the Joint Scientific Committee. In the event that the Joint Scientific Committee is unable to reach unanimous agreement on any issue that is subject to its decision-making authority, [***] will have [***] decision making authority relating to any such issue, including approving the Program Plans and amendments to the Program Plans, other than any amendment to a Program Plan that would materially increase the activities to be performed by MTEM in the aggregate as compared to the activities included in such Program Plan prior to the proposed amendment.

(e) Minutes and Reports. The Joint Scientific Committee will maintain accurate minutes of its meetings, including all proposed decisions and recommended actions or decisions taken. Promptly after each meeting, a member of the Joint Scientific Committee designated by the Joint Scientific Committee will provide the Parties with draft minutes of each meeting, the status of the Programs, any issues requiring decisions and any proposed decisions. Within [***] of each meeting, the Joint Scientific Committee chair will provide final versions of the meeting minutes and such minutes will be recognized as having been accepted by the Parties.

(f) Duration. Unless earlier terminated by mutual written consent of the Parties, the Joint Scientific Committee will be in existence only at times during which there is a Program Term in effect.

ARTICLE III

LICENSE GRANTS AND EXCLUSIVE OPTION

Section 3.1 Program License Grants.

3.1.1 Subject to the terms and conditions of this Agreement, during the Program Term for the applicable Program, Takeda shall, and does hereby, grant to MTEM a non-exclusive, non-transferrable (except as set forth in Section 12.7), worldwide, royalty-free right and license, without the right to grant sublicenses (except to a permitted subcontractor as provided in Section 2.2.5), to and under (a) the Takeda Background IP, (b) Takeda’s right, title and interest in any Other Program IP and (c) Takeda’s right, title and interest in Program IP, in each case ((a)-(c)) solely to conduct MTEM’s Program Activities under such Program in accordance with Article II as set forth in the applicable Program Plan.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.1.2 Subject to the terms and conditions of this Agreement, during the Program Term for the applicable Program, MTEM shall, and does hereby, grant to Takeda a non-exclusive, non-transferrable (except as set forth in Section 12.7), worldwide, royalty-free right and license, with the right to grant sublicenses through multiple tiers in accordance with Section 3.5, to and under the (a) the MTEM Background IP, (b) MTEM’s right, title and interest in any Other Program IP and (c) the SLT-A Program IP, in each case ((a)-(c)) solely to conduct Takeda’s activities (including research and Evaluation activities) under the Programs in accordance with Article II (whether during the Program Term or thereafter until the expiration of the applicable Option Period) (collectively, the “Research License”). Each Program Plan and Research License shall include the right of Takeda to evaluate and conduct research under the MTEM Background IP, MTEM’s right, title and interest in any Other Program IP and the SLT-A Program IP to the extent such evaluation and research relates to SLT-A Fusion Proteins or Targeting Moieties Directed to the applicable Designated Target (including the use of SLT-As in connection therewith), for the sole purpose of determining Takeda’s interest in exercising an Option with respect to such Designated Target, but shall specifically exclude (x) [***] utilizing such SLT-A Fusion Proteins (or SLT-As) in any country or (y) [***]. For clarity, any Research License with respect to a Designated Target shall cease with respect to such Designated Target upon [***] Replacement Target [***] Replacement Target.

Section 3.2 Other License Grants.

3.2.1 Subject to the provisions of this Agreement, including the Options and any Exclusive License granted by MTEM to Takeda pursuant to Section 3.4, Takeda hereby grants to MTEM a non-exclusive, worldwide, royalty-free, fully-paid right and license, with the right to grant sublicenses through multiple tiers in accordance with Section 3.5, to and under Takeda’s right, title and interest in any Other Program IP for all uses not set forth in the non-exclusive license grant under Section 3.1.1 and excluding any right to Exploit any SLT-A Fusion Protein or Licensed Product with respect to such Target.

3.2.2 Subject to the provisions of this Agreement, including the Options and any Exclusive License granted by MTEM pursuant to Section 3.4, MTEM hereby grants to Takeda a non-exclusive, worldwide, royalty-free, fully-paid and perpetual right and license, with the right to grant sublicenses through multiple tiers in accordance with Section 3.5, to and under MTEM’s right, title and interest in the Other Program IP for all uses.

Section 3.3 Grant of Options.

3.3.1 Subject to the provisions of this Agreement, MTEM grants to Takeda (a) as of the Effective Date, an exclusive option with respect to the Program 1 Target, (b) as of the date Takeda nominates the Program 2 Target, an exclusive option with respect to the Program 2 Target and (c) [***] Replacement Target [***] in each case ((a)-(c)), exercisable during the applicable Option Period, to obtain an Exclusive License described in Section 3.4, with respect to the applicable Designated Targets (each, an “Option”), as set forth below.

3.3.2 At any time during the applicable Option Period with respect to a Designated Target, Takeda shall have the right to notify MTEM in writing that it intends to exercise its option to obtain the Exclusive License to such Designated Target. Within [***] of receipt of such notice, MTEM shall provide the bring-down certificate described in Section 9.2. Then Takeda shall [***] to review such certificate along with any disclosures made therein and to exercise the Option with respect to the Designated Target by written notice to MTEM. The date on which Takeda provides such notice, the “Option Exercise Date”). In consideration of such exercise, [***] Replacement Target in the case in which the [***] Fee was previously paid for [***], Takeda shall pay MTEM the applicable Option Exercise Fee described in Section 6.5.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.3.3 Upon the exercise of an Option with respect to a Licensed Target, MTEM shall, upon and in accordance with Takeda’s request in writing, promptly deliver to Takeda, at Takeda’s sole cost and expense, all copies of Confidential Information of Takeda arising out of a Program, including Product Information and Target Program Know-How, with respect to such Licensed Target in the possession or control of MTEM, except that MTEM may retain one (1) copy for legal record keeping requirements and for purposes of exercising any of its rights under this Agreement.

Section 3.4 Exclusive License Grants and Rights of Reference.

3.4.1 Effective as of the Option Exercise Date, MTEM shall, and does hereby, grant to Takeda an exclusive (even as to MTEM, except to the extent required for MTEM to perform its obligations under this Agreement), non-transferrable (except as set forth in Section 12.7), royalty-bearing (a) right and license to and under the MTEM Background IP and MTEM’s interest in the Program IP, and (b) right to access and reference to the MTEM Regulatory Documentation solely in connection with its exercise of its rights under clause (a) above; in each case ((a) and (b)), with the right to grant sublicenses through multiple tiers in accordance with Section 3.5, and, in each case ((a) and (b)), solely to Develop, Manufacture, Commercialize and otherwise Exploit Licensed Products Directed to such Licensed Target, within the Field in the Territory (collectively, the “Exclusive License”). Each Exclusive License shall continue (x) for the applicable Royalty Term and (y) thereafter, as provided in Section 11.1, unless such Exclusive License earlier terminated pursuant to Article XI.

3.4.2 For clarity, any Exclusive License with respect to a Licensed Target shall cease with respect to such Licensed Target upon Takeda’s designation of a Replacement Target with respect to such Licensed Target and shall instead apply with respect to such Replacement Target; provided, that such Exclusive License with respect to such Licensed Target shall continue to the extent necessary or useful to complete any Clinical Trials that are ongoing at the time of Takeda’s designation of the Replacement Target to such Licensed Target.

Section 3.5 Rights to Sublicense. Each Party shall have the right to grant sublicenses (or further rights of reference) to its Affiliates and Third Parties, through multiple tiers of sublicensees, under the licenses and rights of reference granted in Section 3.1, Section 3.2 or Section 3.4, as applicable, to the extent set forth in Section 3.1, Section 3.2 or Section 3.4, as applicable; provided that any such Affiliate or Third Party is bound to the following provisions of this Agreement, mutatis mutandis, including obligations of confidentiality and assignment of inventions comparable in scope to those included herein and provided, further, that any such sublicenses shall otherwise be consistent with the terms and conditions of this Agreement. Each Party shall remain obligated for all of its obligations under this Agreement, to the extent not satisfied by or on behalf of Licensee or any sublicensee, and, as between the Parties, will remain liable for all acts or omissions of its sublicensees hereunder.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 3.6 Use and Licensing of Third Party Technologies.

3.6.1 [***]. If MTEM intends to use in any Program any new intellectual property acquired from a Third Party [***], and such use by MTEM or Takeda hereunder would trigger a need to take a license to such intellectual property from a Third Party or would trigger a payment to such Third Party, then MTEM shall notify Takeda of such proposed use and confirm with Takeda that such intellectual property would be beneficial to the Program, after which the Parties shall discuss in good faith, a Takeda contribution, if any, to any payment obligation to such Third Party. [***]. In the event that [***] desires to take such a license, the Parties shall coordinate in good faith regarding the terms that would apply under such license and in any event such license shall be sublicensable to Takeda through multiple tiers under terms to be negotiated. Unless otherwise agreed in writing, notwithstanding the foregoing, after the first Option exercise hereunder unless and until this Agreement terminates in its entirety, and solely with respect to use in any Program, MTEM shall not enter into any such Third Party license, or discuss with a Third Party entering into any such Third Party license, without the prior written consent of Takeda, said consent not to be unreasonably withheld.

3.6.2 No less frequently than [***], MTEM shall amend Schedule 9.2.5-MTEM to add the Patent Rights Controlled by MTEM claiming any new MTEM Background IP and shall amend Schedule 9.2.9-MTEM to add such new SLT-As. Such amended schedules shall be promptly delivered to Takeda.

3.6.3 Except as set forth in Section 3.6.1, if Takeda intends to use in any Program any new intellectual property acquired from a Third Party after the Effective Date, and such use by MTEM or Takeda hereunder would trigger a need to take a license to such intellectual property from a Third Party or would trigger a payment to such Third Party, then [***] responsible for any such Third Party payment obligation in connection therewith, subject to Section 6.8.2. In the event that Takeda desires to take such a license, it will be sublicensable to MTEM pursuant to Section 3.1.1, solely to conduct MTEM’s Program Activities under such Program in accordance with Article II as set forth in the applicable Program Plan.

Section 3.7 Compliance with Future MTEM In-Licenses. MTEM represents and warrants that the MTEM Background IP, as it exists as of the Effective Date, does not include any intellectual property that is in-licensed by MTEM or jointly owned with a Third Party. MTEM will not terminate or enter into any amendment to, and will not commit any acts or permit the occurrence of any omissions that would cause breach or termination of, any Future MTEM In-License that would adversely affect Takeda or otherwise adversely effect, limit, restrict, impact or otherwise impair Takeda’s rights, or impose additional obligations on Takeda, under this Agreement without first obtaining the prior written consent of Takeda; provided that, upon becoming aware of any such breach occurring and prior to any such termination right being triggered with respect to a Future MTEM In-License, MTEM will promptly provide notice thereof to Takeda and, unless and until a Future MTEM In-License provides (or MTEM enters into a written agreement, including but not limited to an amendment to such Future MTEM In-License, providing) that Takeda’s rights under such Future MTEM In-License granted hereunder would survive any termination of such Future MTEM In-License without imposing any additional obligations on Takeda; unless otherwise agreed to in writing by the Parties.

Section 3.8 IP Rights from Other Partners. MTEM shall ensure that any future licensee of MTEM or any sublicensee with respect to the MTEM Background Technology or of MTEM’s right, title and interest in or to the Program IP (each, a “MTEM Licensee”), has agreed to (a) promptly disclose in writing to MTEM any Reciprocal Technology, including all relevant information and materials with respect thereto, and (b) assign such Third Party’s rights and interests in such Reciprocal Technology to MTEM or grant to MTEM the irrevocable right and license to Exploit such Reciprocal Technology in connection with SLT-A Fusion Proteins, including the right to sublicense (through multiple tiers) to Third Parties (including to Takeda on an exclusive basis with respect to the Exclusive Targets (including any Designated Target as to which the Option Period has not expired)). MTEM will use commercially reasonable efforts to secure the above described license royalty-free to Takeda.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 3.9 Disclosure of IP. Following Takeda’s exercise of an Option with respect to a Designated Target, MTEM shall (a) disclose and make available to Takeda the MTEM Background IP (including documents, data and information such as the Drug Master File and the MTEM Regulatory Documentation) and Program IP in its possession or control as is necessary or reasonably useful to enable Takeda, its Affiliates, and its Sublicensees to use and reference the MTEM Background IP, such Program IP and MTEM Regulatory Documentation to practice the Exclusive License on the terms and (b) upon Takeda’s reasonable request and [***] notice to MTEM, make available to Takeda at the Facility and any other facilities used in connection with the performance of the Program Activities with respect to the applicable Target, MTEM’s personnel to provide a reasonable amount of technical assistance and training to Takeda’s personnel in order to enable Takeda to use the such intellectual property and MTEM Regulatory Documentation.

Section 3.10 Target Exclusivity.

3.10.1 During each Option Period for a Designated Target, MTEM agrees, on behalf of itself and its Affiliates (a) to collaborate exclusively with Takeda with respect to each Designated Target and (b) except as set forth herein, not to Develop, Manufacture, use or Commercialize or otherwise Exploit any Targeting Moiety with respect to each Designated Target other than pursuant to this Agreement (or enable any Third Party to do so), in each case until such time as such a Designated Target is replaced (pursuant to Section 2.5.1) or until the end of such Option Period if Takeda does not exercise the applicable Option, whichever is earlier. For clarity, [***] its Program otherwise terminated, all restrictions on its subsequent use by MTEM are relieved and that Target is removed from the Excluded Target List.

3.10.2 During the term of each Exclusive License, if any, and on a Target-by-Target basis, MTEM agrees on behalf of itself and its Affiliates not to Develop, Manufacture, make, have made, use or Commercialize or otherwise Exploit (a) any Targeting Moiety Directed to the Licensed Target or (b) any SLT-A fusion protein that is Directed to the Licensed Target, except to the extent expressly contemplated under Article V. For clarity, [***] its Program terminated, all restrictions on its subsequent use by MTEM are relieved and that Target is removed from the Excluded Target List.

3.10.3 For purposes of this Section 3.10, “collaborate exclusively” means that MTEM shall not, either directly or indirectly, itself or in collaboration with a Third Party, Exploit any MTEM Background IP or Program IP for any activities relating to any Targeting Moiety that is Directed to a Takeda Target, including by granting any right or license, including granting any covenant not to sue, with respect to any of the foregoing.

ARTICLE IV

REGULATORY, DEVELOPMENT AND COMMERCIALIZATION

Section 4.1 Regulatory Activities.

4.1.1 As between the Parties, Takeda shall have the sole right to prepare, obtain and maintain Regulatory Approvals (including the setting of the overall regulatory strategy therefor) and other submissions and to conduct communications with the Regulatory Authorities, for SLT-A Fusion Proteins or Licensed Products in the Territory (which shall include filings of or with respect to INDs and other filings or communications with the Regulatory Authorities with respect to Program Activities). MTEM shall not file any IND with respect to any SLT-A Fusion Protein prior to the expiration of all Option Periods hereunder, and then only with respect to Targets other than the Takeda Targets that [***] Replacement Target or otherwise terminated as a Takeda Target. MTEM shall support Takeda, as may be

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

reasonably necessary, in obtaining Regulatory Approvals for the Licensed Products and in the activities in support thereof, including providing all documents or other materials in the possession or control or MTEM or any of its Affiliates as may be necessary or useful for Takeda or any of its Affiliates or its or their Sublicensees to obtain Regulatory Approvals for Licensed Products including access to the contents in the Drug Master File, as well as other MTEM Regulatory Documentation that are necessary or useful to compile the Chemistry Manufacturing and Controls section of an IND submission or an application for Regulatory Approval with respect to a Licensed Product and such other relevant information MTEM has created or possesses or Controls as Takeda may reasonably request.

4.1.2 All Regulatory Documentation (including all Regulatory Approvals) relating to the Licensed Products with respect to the Territory shall be owned by, and shall be the sole property and held in the name of, Takeda or its designated Affiliate, Sublicensee or designee. Promptly following the exercise of an Option with respect to a Designated Target, MTEM shall, and does hereby, assign, and shall cause its Affiliates and its and their licensees and Sublicensees to so assign, to Takeda or its designated Affiliate, Sublicensee or designee, without additional compensation, all of its right, title and interest in and to all Regulatory Documentation to the extent solely relating to any Licensed Product.

Section 4.2 Development and Commercialization. Upon exercise of an Option with respect to a Licensed Target, as between the Parties, except with respect to those obligations of MTEM in support thereof as provided hereunder, Takeda shall have the sole right and responsibility, at its sole expense, for all aspects of the Development, Commercialization and other Exploitation of SLT-A Fusion Proteins and Licensed Products, including the sole right to invoice and book sales, establish all terms of sale (including pricing and discounts) and warehouse and distribute the Licensed Products in the Territory and perform or cause to be performed all related services. As between the Parties, Takeda shall handle all returns, recalls or withdrawals, order processing, invoicing, collection, distribution and inventory management with respect to the Licensed Products in the Territory. Except as set forth in any Program Plan or Supply Agreement, MTEM shall not conduct any GLP Toxicology Studies or perform any other Development activities or Manufacturing activities with respect to any SLT-A Fusion Proteins prior to the expiration of all Option Periods hereunder, and then only with respect to Targets other than the Takeda Targets that have not been [***] Replacement Target or otherwise terminated as a Takeda Target .

Section 4.3 Diligence. Takeda shall use Commercially Reasonable Efforts to (a) Develop a Licensed Product Directed to each Licensed Target in each Major Market Country, and (b) if such Licensed Product receives all Regulatory Approval in any such Major Market Country, Commercialize such Licensed Product in such Major Market Country.

Section 4.4 Progress Reports. On a Licensed Target-by-Licensed Target basis, beginning upon Takeda’s exercise of an Option with respect to a Designated Target, [***] thereafter, within [***], Takeda shall provide MTEM, through its designated contact person identified in accordance with Section 2.6.1, with a written report that provides a summary of Takeda’s significant activities related to Development and Commercialization of Licensed Product(s) with respect to such Licensed Target and status of Clinical Trials and applications for Regulatory Approval necessary for marketing such Licensed Product(s). Such reports shall be deemed Takeda’s Confidential Information for the purposes of Article VII.

Section 4.5 Cooperation with Governmental Authorities. Following Takeda’s exercise of an Option with respect to a Designated Target, upon request by Takeda, MTEM shall provide the FDA and other applicable Governmental Authorities full access to all MTEM Regulatory Documentation, MTEM Background Know-How and Program IP, in each case, to the extent reasonably necessary or useful for the FDA and other applicable Governmental Authorities to consider and approve Takeda, an Affiliate, a Sublicensee or a Third Party as a manufacturer of the Licensed Products, or to consider and act upon any filings with such Governmental Authorities with respect to Licensed Products, including for Regulatory Approvals of the Licensed Products. Takeda shall be responsible for all reasonable costs and expenses in connection with MTEM’s performance of all agreed upon duties under this Section 4.5.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE V

MANUFACTURING AND SUPPLY

Section 5.1 Responsibility for Manufacturing. Subject to oversight by the Joint Scientific Committee or Joint Manufacturing Committee, as applicable, and subject to this Section 5.1, MTEM will be primarily responsible for Manufacturing activities with respect to SLT-A Fusion Proteins Directed to each Designated Target and Components thereof (“Discovery Material”) during the applicable Program Term and for Manufacturing activities with respect to Licensed Products and Components thereof (“Development Material,” together with Discovery Material, the “Supply”) through completion of the first Phase I Clinical Trial for the applicable Licensed Product, including supplying Antibodies expressed as a single chain protein as requested by Takeda and at Takeda’s cost, unless otherwise agreed to in writing by the Parties. Notwithstanding the foregoing, Takeda will, upon notice to MTEM at any time in Takeda’s sole discretion, have the right to assume, or allow its designee to assume, some or all of such Manufacturing activities.

5.1.1 Pre-Option Exercise. Included in each Program Plan will be the Parties’ expectations for Manufacturing activities and supply of Discovery Material during the applicable Program Term. MTEM will use reasonable commercial efforts to ensure timely supply to Takeda of such quantities of Discovery Material as are necessary to accomplish the goals of the Program.

5.1.2 Post-Option Exercise. Within [***] after the [***] (if any), the Parties will agree on a development material service agreement between the Parties pursuant to which MTEM would supply Development Material, for preclinical development supporting IND filing and Phase I Clinical Trial supply and thereafter until the completion of the Technology Transfer, provided however that MTEM will not be required to supply Development Material after the Phase 1 Clinical Trials. Such agreement will also include any mutually agreed Manufacturing process development and supply chain development activities for the applicable Licensed Product (the “Supply Agreement”). [***] will be provided for up to [***]. The Supply Agreement will set forth the terms and conditions applicable to such supply on the terms and conditions set forth herein and such other additional provisions as are usual and customary for inclusion in a supply agreement of this sort, which, for clarity, will supplement and will not materially expand, limit or change the terms and conditions set forth herein. If no Supply Agreement for the applicable SLT-A Fusion Protein or Licensed Product is in place within the time period specified above, then MTEM will supply SLT-A Fusion Proteins or Licensed Products, as applicable, on the terms set forth herein.

5.1.3 Third Party Suppliers. Takeda acknowledges that MTEM may contract with Third Parties to fulfill its obligations to Manufacture and for Supply hereunder (each such Third Party, a “CMO”) subject to the approval of such CMO by the Joint Manufacturing Committee pursuant to Section [Error! Reference source not found.]. The Parties hereby agree that each Approved CMO is approved solely for performance of Manufacturing of Supply within the scope of the applicable CMO agreement as approved by the Joint Manufacturing Committee. Through the Joint Manufacturing Committee, MTEM will keep Takeda informed of all activities of its CMOs and material information related to Manufacturing Discovery Material or Development Materials, as the case may be. With respect to Takeda Development Material, MTEM will provide Takeda with reasonable access to its CMOs, including permitting and enabling Takeda to accompany MTEM in audits and inspections and using reasonable

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

efforts to cause its CMOs to permit Takeda to conduct audits and inspections, as well as for regulatory purposes and technical transfer. The Parties will coordinate audits and inspections of CMOs through the Joint Manufacturing Committee. MTEM will provide Takeda with each CMO agreement prior to execution for review and comment and to ensure terms are consistent with MTEM’s obligations hereunder and under the Supply Agreement. Comments received [***] will be given good faith consideration. MTEM will not materially change any agreement with an Approved CMO as it relates to Supply, including any change to the criteria agreed upon by the Parties through the Joint Manufacturing Committee to which Supply should conform to be considered acceptable for its intended use, except in accordance with the Quality Agreement and otherwise subject to agreement of the Joint Manufacturing Committee.

5.1.4 Payment. Takeda will purchase Development Materials from MTEM at the Supply Price, plus all shipping costs, including shipping insurance therefor, for all delivered conforming Supply (“Supply Payment”); provided, however, the Joint Scientific Committee or Joint Manufacturing Committee, as applicable, will timely agree upon a schedule for the Supply Payments in consideration for Manufacturing activities (whether conducted directly by MTEM or contracted by MTEM with a CMO pursuant to Section 5.1.3) that are anticipated to take longer than three (3 months). Such schedule will take into account the agreed upon Manufacturing activities and milestones for such activities and will include a mechanism for truing up to actual costs, including refunds or credit for non-conforming product, all in accordance with agreed upon terms set forth in the Supply Agreement. All Supply Payments will be contingent upon receipt by Takeda of an invoice from MTEM in accordance with the agreed upon schedule and which references the applicable purchase order number. Supply Payments will be made within sixty (60) days of receipt of each such invoice.

Section 5.2 Technology Transfer. Without limitation to MTEM’s obligations under Section 3.10, at Takeda’s request, for each Takeda Target, MTEM shall transfer the Manufacturing process for the SLT-A Fusion Proteins and the Licensed Products to Takeda or its designee (the “Technology Recipient”) as set forth in this Section 5.2, which transfer will comprise all necessary and available Know-How, documentation, methods, reagents, processes and other components to enable Takeda or its designee to independently Manufacture Licensed Products (such transfer, the “Technology Transfer”).

5.2.1 Within [***] after Takeda notifies MTEM that it is exercising Technology Transfer rights under this Section 5.2, MTEM shall deliver to the Technology Recipient copies of the then-current Manufacturing process for and any other information reasonably required in order to Manufacture the SLT-A Fusion Proteins and the Licensed Products, including master batch records and any other manufacturing records (collectively, the “Technology Transfer Documentation”).

5.2.2 During such [***], and upon Takeda’s reasonable request with at least [***] notice to MTEM, MTEM shall also find a convenient time to permit representatives of the Technology Recipient or Takeda, as applicable, (the “Representatives”) to access the Facility during normal business hours to observe the Manufacturing of the SLT-A Fusion Proteins and the Licensed Products. While the Representatives are at the Facility, MTEM shall make available to the Representatives employees of MTEM (or its Affiliates or subcontractors) for consultation with respect to the Technology Transfer Documentation and the Manufacturing process for the SLT-A Fusion Proteins and, if applicable, the Licensed Products.

5.2.3 At Takeda’s request, MTEM shall use commercially reasonable efforts to effect assignments of any existing contract to the extent relating to the SLT-A Fusion Proteins and the Licensed Products, or to obtain for Takeda substantially all of the practical benefit and burden under such agreement to the extent applicable to the SLT-A Fusion Proteins and the Licensed Products, including by

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

entering into appropriate and reasonable alternative arrangements on terms agreeable to Takeda. Unless otherwise agreed by the Parties, any agreement with any contract manufacturing organization or other service provider entered into by MTEM on or after the Effective Date that relates to any SLT-A Fusion Protein or any Licensed Product shall be assignable or otherwise transferable to Takeda without the consent of the counterparty thereto to the extent related to such SLT-A Fusion Protein or, if applicable, Licensed Product.

5.2.4 Following the delivery of the Technology Transfer Documentation, MTEM shall provide the Technology Recipient with reasonable access to MTEM’s employees for telephone or in person consultations regarding the Manufacture of the SLT-A Fusion Proteins and, if applicable, the Licensed Products.

5.2.5 Without limiting the foregoing, MTEM shall take, and shall cause its Affiliates and subcontractors to take, all action and to do all things necessary, proper or advisable to complete the Technology Transfer in accordance with this Section 5.2, including, as applicable, obtaining and making available such information, personnel, products, materials, services, facilities and other resources as reasonably necessary to enable the Technology Recipient to Manufacture the SLT-A Fusion Proteins and the Licensed Products.

5.2.6 Takeda shall pay MTEM for its reasonable, out-of-pocket costs and expenses incurred in the performance of its activities under this Section 5.2 unless the Technology Transfer is a response by Takeda to a breach by MTEM of its supply obligations hereunder, in which case MTEM shall bear all of its own expenses.

Section 5.3 Responsibility for Manufacturing After Option Exercise. Following completion of the Technology Transfer, including any required validation, unless otherwise agreed by the Parties in writing, Takeda or its designee shall have the sole right, at its cost, for Manufacturing activities with respect to SLT-A Fusion Proteins and Licensed Products; provided, that if requested by Takeda, MTEM shall continue to supply SLT-A Fusion Proteins to Takeda at the Supply Price for use in Clinical Trials pursuant to the Supply Agreement.

Section 5.4 Joint Manufacturing Committee.

5.4.1 Formation and Composition. Within [***] after the [***] or earlier upon request of Takeda, the Parties will establish a joint manufacturing committee (the “Joint Manufacturing Committee”) composed [***] of each of Takeda and MTEM. A Party may change one or more of its representatives on the Joint Manufacturing Committee at any time or elect to have one of its members represented by a delegate at a meeting of the Joint Manufacturing Committee. The Joint Manufacturing Committee will be chaired by a Takeda representative selected by Takeda from one of the Takeda’s members of the Joint Manufacturing Committee. The Parties may allow additional employees to attend meetings of the Joint Manufacturing Committee subject to the confidentiality provisions of Article VII.

5.4.2 Functions and Authority. The Joint Manufacturing Committee will be responsible for developing a plan for manufacturing process development and supply chain development, including CMO selection, including coordinating inspections of potential CMOs by both Parties, reviewing the progress of such plan, reviewing and serving as a forum for discussing and approving changes to such plan, any Supply Agreement or change in facility location, and such other matters as the Parties may mutually agree in writing. The Joint Manufacturing Committee will keep Joint Scientific Committee reasonably informed of the foregoing.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.4.3 Decisions. Each Party shall [***]. In the event that the [***], such matter will be referred to the Joint Scientific Committee for resolution.

5.4.4 Standing Rules. The Joint Manufacturing Committee may establish such standing rules as it may determine are necessary.

5.4.5 Duration. Unless earlier terminated by mutual written consent of the Parties, the Joint Manufacturing Committee will be in existence until the later of (a) completion of the Technology Transfer and (b) completion of the chemistry manufacturing and controls section of each IND with respect to each Licensed Product is complete.

Section 5.5 Quality Agreement. Takeda and MTEM shall, promptly following the first Option Exercise Date, or as otherwise determine by the Joint Manufacturing Committee, and in any event prior to the Manufacture of any SLT-A Fusion Protein or Licensed Product by MTEM, prepare and enter into a reasonable and customary quality assurance agreement that sets forth the terms and conditions upon which MTEM will conduct its quality activities in connection with this Agreement (the “Quality Agreement”). Each Party shall duly and punctually perform all of its obligations under the Quality Agreement.

ARTICLE VI

PAYMENTS AND RECORDS

Section 6.1 Upfront Fees. In partial consideration of the licenses, rights and privileges granted by MTEM to Takeda hereunder and subject to the terms and conditions of this Agreement, Takeda shall pay to MTEM upfront fees as follows:

6.1.1 [***] no later than [***] Business Days following the Effective Date; and

6.1.2 [***] no later than [***] Business Days following the date on which the Joint Scientific Committee approves the Program Plan with respect to each of Program 1 and 2 in accordance with Section 2.6.2(b).

6.1.3 The Parties acknowledge and agree that [***] of each of the above payments in Section 6.1.2 constitutes consideration for access being granted to Takeda to certain technology of MTEM and the remainder of each such payments constitutes consideration for the other rights and privileges granted by MTEM to Takeda hereunder. Each of the above payments in this Section 6.1 is [***] with respect to the corresponding [***] pursuant to Section 6.5 [***] set forth in Section 6.1.1 [***] set forth in Section 6.1.2 with regard to [***] set forth in Section 6.1.2 with regard to Program [***].

Section 6.2 Equity. Pursuant to the terms, and subject to the conditions, set forth in a stock purchase agreement substantially in the form attached hereto as Exhibit A, MTEM agrees to sell, and Takeda agrees to purchase, shares of MTEM’s capital stock for an aggregate purchase price up to twenty million U.S. Dollars ($20,000,000), but not to exceed 19.9% of MTEM’s fully diluted capital (following the investment).

Section 6.3 Preclinical Development Milestone Payments. Subject to the terms and conditions of this Agreement, with respect to each Designated Target hereunder, Takeda shall pay to MTEM a preclinical milestone payment of [***] within [***] following commencement by Takeda, its Affiliate or Sublicensee of the [***] study contemplated in the applicable Program Plan for such [***] Replacement Target. For clarity, the maximum aggregate amount of preclinical milestones payable by Takeda pursuant to this Section 6.3 is [***] Replacement Target [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 6.4 Replacement Target Fees. Subject to the terms and conditions of this Agreement, Takeda shall pay to MTEM with respect to each Replacement Target designated by Takeda pursuant to Section 2.5.13, no later than [***] following the date on which the [***] with respect to such Replacement Target is approved in accordance with Section 2.6.2(b) as follows:

Timing of Replacement Target Designation	Payment
Prior to the applicable [***] for the existing [***]	[	***]
On or after the applicable [***] but prior to [***] for the existing [***]	[	***]
On or after [***] of the first [***] for the existing [***]	[	***]

Section 6.5 Option Exercise Fee. Takeda shall pay to MTEM an option exercise fee of [***] (“Option Exercise Fee”) for each Option exercised and obtained by Takeda with respect to each Designated Target [***] Replacement Target within [***] after the [***]. For clarity, the maximum amount of Option Exercise Fees payable by Takeda under this Section 6.5 shall be [***] Replacement Target [***].

Section 6.6 Development Milestone Payments. Subject to the terms and conditions of this Agreement, Takeda shall pay to MTEM the following milestone payments within [***] days following the first occurrence of each event set forth below with respect to the first Licensed Product Directed to each Licensed Target to achieve such event, whether such events are achieved by Takeda, its Affiliates or Sublicensees, as follows:

Milestone Number	Milestone Event	Milestone Payments
		First Time Milestone is Achieved by the First Licensed Product Directed to the Licensed Target that is Program Target 1 (or the Replacement Target therefor, if any)	First Time Milestone is Achieved by the First Licensed Product Directed to the Licensed Target that is Program Target 2 (or the Replacement Target therefor, if any)
1	Initiation of [***]	[***]	[***]
2	Initiation of the [***]	[***]	[***]
3	Initiation of the [***]	[***]	[***]
4	Initiation of the [***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5	Acceptance of the [***]	[***]	[***]
6	Acceptance of the [***]	[***]	[***]
7	Acceptance of the [***]	[***]	[***]
8	Receipt of written notice of Regulatory Approval for a [***] for the first Indication in [***]	[***]	[***]
9	Receipt of written notice of Regulatory Approval for a [***] for the first Indication by [***]	[***]	[***]
10	Receipt of written notice of Regulatory Approval for a [***] for the first Indication in [***]	[***]	[***]
11	Receipt of written notice of Regulatory Approval for a [***] for an Indication in [***] other than the Indication for which milestone payment 8 was paid	[***]	[***]
12	Receipt of written notice of Regulatory Approval for a [***] Product for an Indication by [***] other than the Indication for which milestone payment 9 was paid	[***]	[***]
13	Receipt of written notice of Regulatory Approval for a [***] for an Indication by [***] other than the Indication for which milestone payment 10 was paid	[***]	[***]

Each milestone payment in this Section 6.6 is due only once and shall be payable only upon the first achievement of such milestone event, with respect to Program 1 or Program 2, regardless of whether there has been a Replacement Target for any original [***], neither of which has been the subject of any other milestone payment under this Section 6.6 and no amounts shall be due under this Section 6.6 for subsequent or repeated achievements of any such milestone event regardless of whether milestone event 1 or 2 is achieved with respect to any Replacement Target [***] with respect to which milestone payment 1 or 2 has previously been paid. For clarity, the maximum aggregate amount of milestone payments payable by Takeda pursuant to this Section 6.6 is [***].

Section 6.7 Sales Milestone Payments. Subject to the terms and conditions of this Agreement, Takeda shall pay to MTEM the following sales milestone payments [***] after the end of the first Calendar Year in which the aggregate annual Net Sales of all Licensed Products Directed to each Licensed Target in such Calendar Year reach the following thresholds for the first time:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Milestone	Milestone Payments
	First Time Milestone is Achieved with respect to the Licensed Target that is Program Target 1 (including the Replacement Target therefor, if any)	First Time Milestone is Achieved with respect to the Licensed Target that is Program Target 2 (including the Replacement Target therefor, if any)
Aggregate Net Sales of all Licensed Products for the applicable Licensed Target [***]	[***]	[***]
Aggregate Net Sales of all Licensed Products for the applicable Licensed Target [***]	[***]	[***]

Each sales milestone payment is separate and may only be earned once for the aggregate of all Licensed Products for each Licensed Target, however, if more than one Net Sales threshold is reached in the same Calendar Year, [***] payments shall be payable during such Calendar Year. For example, if annual Net Sales of all Licensed Products for a Licensed Target first reach [***] in Calendar Year 1, [***] shall be payable to MTEM for such Calendar Year 1, however, if annual Net Sales of all Licensed Products for a Licensed Target first reach [***] (without first reaching [***] in Calendar Year 1), then [***] would be payable to MTEM for Calendar Year 2 and [***] would be payable to MTEM [***]. For clarity, the maximum aggregate amount of milestone payments payable by Takeda pursuant to this Section 6.7 is [***].

Section 6.8 Royalties Payable by Takeda.

6.8.1 In consideration for the Exclusive Licenses granted to Takeda herein, and subject to the terms and conditions of this Agreement, during the applicable Royalty Term for a Licensed Product, on a Licensed Target-by-Licensed Target basis, Takeda shall pay to MTEM royalties on the annual aggregate Net Sales of all Licensed Products Directed to such Licensed Target in the Territory during the applicable Royalty Term for such Licensed Product (but excluding any Net Sales in any country for which the Royalty Term for such Licensed Product in such country is not in effect), which royalties shall be paid at the following rates as set forth below:

Annual Net Sales for all Licensed Products Directed to a Licensed Target	Royalty Rate
For the portion of aggregate Net Sales of all Licensed Products for such Licensed Target in any given Calendar Year of less than [***]	[***]
For the portion of aggregate Net Sales of all Licensed Products for such Licensed Target in any given Calendar Year equal to or greater than [***] and less than [***]	[***]
For the portion of aggregate Net Sales of all Licensed Products for such Licensed Target in any given Calendar Year equal to or greater than [***] and less than [***]	[***]
For the portion of aggregate Net Sales of all Licensed Products for such Licensed Target in any given Calendar Year equal to or greater than [***] and less than [***]	[***]
For the portion of aggregate Net Sales of all Licensed Products for such Licensed Target in any given Calendar Year equal to or greater than [***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

For avoidance of doubt, the incremental royalty rates set forth above shall only apply to that portion of the Net Sales of royalty-bearing Licensed Products for the Licensed Target that falls within the indicated range of sales. By way of example, and not in limitation of the foregoing, if, during a Calendar Year, Net Sales of the Licensed Products, in the aggregate, for a Licensed Target were equal to [***], the royalty payable by Takeda would be calculated by adding (i) the royalty due on Net Sales with respect to the first [***] at the first level percentage of [***], and (ii) the royalty due on Net Sales for the Licensed Target with respect to the next [***] at the second level percentage of [***]. The obligation to pay royalties shall be imposed only once with respect to the same unit of Licensed Product sold by Takeda, its Affiliate or Sublicensee. Takeda shall have no obligation to pay any royalty with respect to Net Sales of any Licensed Product in any country after the Royalty Term for such Licensed Product in such country is not in effect.

6.8.2 Royalty Reductions.

(a) If and for so long as there is a Biosimilar Product or Generic Product being sold by a Third Party in a Calendar Quarter in a country in the Territory, then the royalties otherwise payable by Takeda to MTEM in such country pursuant to Section 6.8 above shall be reduced by the percent set forth below of the amounts otherwise owed:

Biosimilar Products or Generic Products unit

volume sales for each Licensed Product in such

country, as a percentage of total sales of Licensed

Products, on the one hand, and Biosimilar

Products and Generic Products, on the other

hand, in such country

Reduction rate
[***]	[***]
Greater than [***] up to [***]	[***]
Greater than [***] up to [***]	[***]
Greater than [***] up to [***]	[***]
Greater than [***]	[***]

The Parties will select a mutually agreeable independent Third Party to identify and calculate the Biosimilar Products or Generic Products unit volume sales for each Licensed Product in a Calendar Quarter in a country in the Territory and such unit volume sales amounts shall be included in each royalty report provided for under Section 6.144. In the event that such independent Third Party is not available or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

otherwise able to accurately determine or calculate the Biosimilar Product or Generic Product unit volume sales, Takeda shall calculate the Biosimilar Product or Generic Product unit volume sales based on available data in good faith. In the event MTEM disputes Takeda’s calculation of any Biosimilar Product or Generic Product unit volume sales for a Licensed Product in a country in the Territory, MTEM may by written notice to Takeda require, at MTEM’s cost, that such dispute be resolved in accordance with Section 12.3 by and submitted to a panel of experts; provided, that Takeda shall have the right to take royalty reductions pursuant to this Section 6.8.2 pending resolution of any such dispute, calculated using its good faith calculation of the Biosimilar Product or Generic Product unit volume sales pursuant to the preceding sentence.

(b) Subject to the last sentence of Section 6.8.1, from and after the date on which a Licensed Product is Exploited in a country that is not covered by a Valid Claim(s) of the MTEM Background Patent Rights, the SLT-A Program Patent Rights or the Target Program Patent Rights (other than Targeting Moiety IP) in such country, the royalty rates set forth in Section 6.8 with respect to such country shall each be [***], provided that the royalty rates shall be adjusted from [***] during the Royalty Term should a Valid Claim be granted in such country;

(c) [***] in accordance with Section 8.7.2.

(d) If and for so long as Takeda makes payments to any Third Party in consideration for a license from a Third Party pursuant to Section 8.9, Takeda may reduce the royalty payments, otherwise due as set forth in Section 6.8 [***] of the amount paid to the Third Party; provided, however, that such reductions, in the aggregate, may not reduce the average effective royalty by more than [***] points of such rate. Takeda may carry forward, and deduct from future royalty payments due hereunder, any amounts which cannot be deducted under this clause (d) due to the proviso in the immediately prior sentence.

(e) Any reductions set forth in Section 6.8.2 shall be (i) applied to the royalty rate payable to MTEM under Section 6.8.1 first as set forth in Section 6.8.2(a), then Section 6.8.2(b), then Section 6.8.2(c) and then Section 6.8.2(d), and (ii) with respect to Net Sales in a country in which any such reduction is triggered, allocated across the applicable rates set forth in Section 6.8.1 on a pro rata basis in proportion to the Net Sales in such country compared to Net Sales throughout the Territory, excluding in each case, any Net Sales in a country for which the Royalty Term for such Licensed Product in such country has expired, from and after the date of such expiration.

(f) MTEM acknowledges and agrees that the sales levels set forth in this Section 6.8 and Section 6.7 shall not be construed as representing an estimate or projection of anticipated sales of the Licensed Products or implying any level of diligence or Commercially Reasonable Efforts in the Territory and that the sales levels set forth in Section 6.7 and Section 6.8 are merely intended to define Takeda’s royalty and other payment obligations, as applicable, in the event such sales levels are achieved and that the sales levels set forth in Section 6.7 and Section 6.8 are merely intended illustrative purposes only.

Section 6.9 Payment Terms. Royalties shown to have accrued by each Royalty Report provided for under this Article VI shall be due on the date such Royalty Report is due pursuant to Section 6.14.2.

Section 6.10 Payment Method. All payments by Takeda to MTEM under this Agreement shall be paid in U.S. Dollars, and all such payments shall be made by bank wire transfer in immediately available funds to the bank account designated by MTEM in writing; provided, that such account information is provided to Takeda at [***] to any such payment becoming due hereunder.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 6.11 Late Payments. If a Party does not receive payment of any sum due to it on or before the due date therefor, simple interest shall thereafter accrue on the sum due to such Party from the due date until the date of payment at a per-annum rate of [***] over the then-current Prime Rate reported in The Wall Street Journal or the maximum rate allowable by Applicable Law, whichever is lower.

Section 6.12 Exchange Control. If at any time legal restrictions prevent the prompt remittance of part or all royalties with respect to any country in the Territory where any Licensed Product is sold, payment shall be made through such lawful means or method as the Parties reasonably shall determine.

Section 6.13 Taxes; Withholding Taxes. Except as otherwise provided below, all amounts due from Takeda to MTEM under this Agreement are gross amounts. Takeda shall be entitled to deduct the amount of any withholding taxes payable or required by Applicable Law to be withheld by Takeda, its Affiliates or Sublicensees, to the extent Takeda, its Affiliates or Sublicensees pay such withheld amounts to the appropriate Governmental Authority on behalf of MTEM. Takeda promptly shall deliver to MTEM proof of payment of any withholding taxes, together with copies of all communications from or with such Governmental Authority with respect thereto, and other supporting documentation as may be required by the Governmental Authority, and shall provide reasonable cooperation with MTEM in seeking any related tax exemption or credits that may be available to MTEM with respect thereto. MTEM shall cooperate with Takeda in seeking any tax exemption or credits that may be available to Takeda with respect to the SLT-A Fusion Proteins, Licensed Products or Targets, including the tax credit available under section 45C of the Internal Revenue Code by reason of Takeda’s research and development expenditures contributing to any Licensed Product being granted orphan drug status by the FDA.

Section 6.14 Reports; Exchange Rates.

6.14.1 For so long as any Royalty Term remains in effect, Takeda shall, with respect to each Calendar Quarter (or portion thereof), provide a written report showing, on a consolidated aggregated basis in reasonable detail (a) the gross sales of Licensed Products sold by Takeda, its Affiliates and its Sublicensees in the Territory during the corresponding Calendar Quarter on which royalties are due hereunder and the Net Sales from such gross sales, (b) the royalties payable in U.S. Dollars, if any, which shall have accrued hereunder based upon such Net Sales of Licensed Products, (c) the withholding taxes, if any, required by law to be deducted in respect of such royalties, (d) the dates of the First Commercial Sale of each Licensed Product in each country in the Territory for which royalties are due hereunder, if it has occurred during the corresponding Calendar Quarter, and (e) the exchange rates (as determined pursuant to Section 6.14.3 herein) used in determining the royalty amount expressed in U.S. Dollars (each, a “Royalty Report”).

6.14.2 Royalty Reports shall be due within [***] following the end of the Calendar Quarter to which such Royalty Report relates. Takeda shall keep complete and accurate records in sufficient detail to properly reflect all gross sales and Net Sales and to enable the royalties payable hereunder to be determined.

6.14.3 With respect to sales of Licensed Products invoiced in U.S. Dollars, the gross sales, Net Sales, and royalties payable shall be expressed in U.S. Dollars. With respect to sales of Licensed Products invoiced in a currency other than U.S. Dollars, the gross sales, Net Sales and royalties payable shall be expressed in the currency of the invoice issued by the Party making the sale together with the U.S. Dollars equivalent of the royalty due, calculated using the average quarter-end rate of exchange for a given Calendar Quarter published in the East Coast Edition of the Wall Street Journal during the applicable Calendar Quarter.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 6.15 Audits.

6.15.1 Upon the written request of a Party and with at least [***] prior written notice, but not [***], the other Party shall permit an independent certified public accounting firm of internationally recognized standing, selected by such first Party and reasonably acceptable to such other Party, at such first Party’s sole cost and expense (except as set forth in this Section 6.155), to have access during normal business hours to such of the records of such other Party as required to be maintained under this Agreement to verify the accuracy of the Royalty Reports due hereunder, in the case of MTEM, or to verify the accuracy of the Supply Price, in the case of Takeda. Such accountants may audit records relating to Royalty Reports or the Supply Price, as applicable, made for any year ending not more than [***] prior to the date of such request. The accounting firm shall disclose to the Party requesting such audit only whether the Royalty Reports or the Supply Price, as applicable, were correct or not, and the specific details concerning any discrepancies and such information shall be shared at the same time with the other Party. No other information obtained by such accountants shall be shared with the Party requesting such audit.

6.15.2 If such accounting firm concludes that any royalties were owed but not paid to MTEM, Takeda shall pay the additional royalties within [***] following the date MTEM delivers to Takeda such accounting firm’s written report so concluding, together with the interest payment required by Section 6.11. If such accounting firm concludes that the Supply Price charged by MTEM was inconsistent with the definition therefor and such inconsistency resulted in an overpayment by Takeda hereunder, MTEM shall reimburse Takeda such overpayment within [***] following the date Takeda delivers to MTEM such accounting firm’s written report so concluding, together with the interest payment required by Section 6.111. The fees charged by such accounting firm shall be paid by the Party requesting such audit; provided, that if the audit discloses that (a) the royalties payable by Takeda for the audited period are more than [***] of the royalties actually paid for such period, then Takeda shall pay the reasonable fees and expenses charged by such accounting firm or (b) the Supply Price payable by Takeda for the audited period is less than [***] of the Supply Price actually paid for such period, then MTEM shall pay the reasonable fees and expenses charged by such accounting firm. If such accounting firm concludes that the royalties paid were more than what was owed during such period, MTEM shall refund the overpayments within thirty (30) days following the date MTEM receives such accounting firm’s written report so concluding.

Section 6.16 Confidential Financial Information. The Parties shall treat all financial information subject to review under this Article VI or under any sublicense agreement as Confidential Information of such Party as set forth in Article VII, and shall cause its accounting firm to retain all such financial information in confidence under terms substantially similar to those set forth in Article VII and with respect to each inspection, the independent accounting firm shall be obliged to execute for each Party’s benefit a reasonable confidentiality agreement prior to commencing any such inspection.

Section 6.17 University IP. All Know-How and inventions (and all Patent Rights and intellectual property or other proprietary rights) generated by [***] or individuals working on his behalf reasonably related to the use or development of methods of making or screening, libraries of, or compositions of cytotoxic proteins identified therefrom, specific Targeting Moieties and any Improvements to any of the foregoing whether at, or on behalf of, University Health Network, Ontario Cancer Institute, or otherwise, have been assigned to MTEM or one of its Affiliates and any milestones or royalties that may be due thereunder will be paid solely by MTEM. For clarity, none of the aforementioned IP falls within the scope of MTEM Background Know-How.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE VII

CONFIDENTIALITY

Section 7.1 Non-Disclosure Obligations. Except as otherwise provided in this Article VII during the Term and for a period of [***] thereafter, each Party and their respective Affiliates shall maintain in confidence, and use only for purposes as expressly authorized and contemplated by this Agreement, all Confidential Information. “Confidential Information” means all confidential or proprietary information (including information relating to such Party’s research programs, development, marketing and other business practices and finances), data, documents or other materials supplied by the other Party or their respective Affiliates under this Agreement, including such information that is marked or otherwise identified as “Confidential”; provided that, notwithstanding anything to the contrary, Confidential Information constituting Program IP or relating exclusively to Designated Targets or Licensed Targets (“Product Information”) shall be considered the Confidential Information of both MTEM and Takeda (except for any Target Program IP, which shall in all cases constitute the Confidential Information of Takeda only (and MTEM shall be considered the receiving Party with respect thereto regardless of which Party generated such Target Program IP) and (c) the terms of this Agreement shall be Confidential Information of both Parties (and both Parties shall be deemed the receiving Party with respect thereto). Without limiting the foregoing, each Party shall use at least the same standard of care as it uses to protect its own Confidential Information to ensure that its and its Affiliates’ employees, agents, consultants, clinical investigators and any sublicensees or subcontractors only make use of the other Party’s Confidential Information for purposes as expressly authorized and contemplated by this Agreement and do not disclose or make any unauthorized use of such Confidential Information.

Section 7.2 Permitted Disclosures.

7.2.1 Notwithstanding the foregoing, but subject to the last sentence of this Section 7.2, the provisions of Section 7.1 shall not apply to information, documents or materials that the receiving Party can conclusively establish:

(a) have become published or otherwise entered the public domain or become generally available to the public other than by breach of this Agreement by the receiving Party or its Affiliates;

(b) are permitted to be disclosed by prior consent of the other Party;

(c) have become known to the receiving Party by a Third Party, provided such Confidential Information was not obtained by such Third Party directly or indirectly from the disclosing Party on a confidential basis;

(d) prior to disclosure under this Agreement, was already in the possession of the receiving Party, its Affiliates or Sublicensees; or

(e) have been independently developed by or for the receiving Party without reference to the disclosing Party’s Confidential Information;

provided that the exceptions described in clauses (d) and (e) shall not apply with respect to Confidential Information constituting (i) SLT-A Program Know-How that was conceived, discovered, developed or otherwise made by Takeda, (ii) Target Program Know-How conceived, discovered, developed or otherwise made by MTEM or (iii) Product Information.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.2.2 Each Party may also disclose Confidential Information as set forth below in this Section 7.2.2. Notwithstanding the disclosures permitted under Section 7.2.2, any Confidential Information so disclosed shall remain subject to the confidentiality obligations of Section 7.1, unless and until any exceptions described in Section 7.2.1 shall apply. Either Party may disclose Confidential Information to the extent such disclosure is made:

(a) in response to a valid order of a court of competent jurisdiction or other Governmental Authority or Regulatory Authority or, if in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is otherwise required by Applicable Law, including by reason of filing with securities regulators (including the rules and regulations of any stock exchange or trading market on which the disclosing Party’s (or its parent’s) securities are traded); provided, that the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order or requirement be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; provided, further, that the Confidential Information disclosed in response to such court or governmental order or Applicable Law shall be limited to that information which is legally required to be disclosed in response to such court or governmental order or Applicable Law (including the rules and regulations of any stock exchange or trading market on which the disclosing Party’s (or its parent’s) securities are traded);

(b) in the case of the Party controlling prosecution of the applicable Program Patent Rights, solely to the extent reasonably necessary to include in a patent application claiming Program Patent Rights; provided, that the Party filing the patent application shall provide at least [***] prior written notice of such disclosure to the other Party, reasonably consider the other Party’s comments in good faith and take reasonable and lawful actions to avoid or minimize the degree of disclosure;

(c) by Takeda, to a Regulatory Authority, as reasonably required or useful in connection with any filing, submission or communication with respect to any SLT-A Fusion Protein or Licensed Product; provided, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available;

(d) by MTEM, to a Regulatory Authority, as reasonably required or useful in connection with any filing, submission or communication with respect to any SLT-A related product excluding any SLT-A Fusion Protein or Licensed Product; provided, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available;

(e) to a Sublicensee or Distributor as permitted hereunder; provided, that such Sublicensee or Distributor is then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein and Takeda otherwise complies with Section 3.5;

(f) by Takeda, its Affiliates or its or their Sublicensees to an actual or potential Third Party Manufacturing, Development or Commercialization collaborator, Distributor, contractor or partner with respect to a Takeda Target, SLT-A Fusion Protein or Licensed Product or otherwise as may be necessary or useful in connection with its exercise of rights or performance of obligations hereunder (including in connection with any litigation with respect thereto); provided, that such Third Party recipient is, if practicable, then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(g) by Takeda or to an actual or potential investor in or acquirer of the business to which this Agreement relates; provided, that (i) such Third Party recipient is then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein and (ii) Takeda shall provide at least [***] prior notice of (including a copy of) any such proposed disclosure to MTEM and shall not make any such disclosure without first obtaining MTEM’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) with respect thereto in each instance (it being understood that if consent with respect to a specific disclosure is given by MTEM with respect to a particular type of audience of Third Parties (e.g., investors not affiliated with a pharmaceutical company), Takeda may subsequently make such specific disclosure to another member of such audience consistent with such consent without obtaining specific consent from MTEM in such instance); and

(h) by MTEM to actual or potential strategic partners, investors or acquirers; provided, that such disclosures shall be limited to the terms of this Agreement and pre-clinical data and pre-clinical results arising out of a Program and shall be limited disclosures that do not divulge or otherwise make available (i) the identity of any Takeda Target, (ii) the identity of any SLT-A Fusion Protein or any Takeda Targeting Moiety used in the Program, or (iii) the identity of Takeda or any of its Affiliates or Sublicensees; provided, further, that, in each case, (x) such Third Party recipient is then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein, and (y) MTEM shall provide at least [***] prior notice of (including a copy of) any such proposed disclosure to Takeda and shall not make any such disclosure without first obtaining Takeda’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) with respect thereto in each instance (it being understood that if consent with respect to a specific disclosure is given by Takeda with respect to a particular type of audience of Third Parties (e.g., investors not affiliated with a pharmaceutical company), MTEM may subsequently make such specific disclosure to another member of such audience consistent with such consent without obtaining specific consent from Takeda in such instance).

Section 7.3 Press Releases and Other Disclosures to Third Parties. Neither MTEM nor Takeda will, without the prior consent of the other, issue any press release or make any other public announcement or furnish any statement to any Person (other than either Parties’ respective Affiliates) concerning the existence of this Agreement, its terms and the transactions contemplated hereby, except for (a) the initial press release, which will be mutually agreed upon by the Parties as soon as practicable following the Effective Date, (b) disclosures made in compliance with Section 7.1, Section 7.2 and Section 7.4, (c) disclosures made to attorneys, consultants, and accountants retained to represent the Parties in connection with the negotiation and consummation of the transactions contemplated hereby, and (d) press releases by Takeda, in its sole discretion, regarding Takeda’s activities under this Agreement with respect to a Licensed Product following exercise of the Option with respect to the applicable Designated Target. In addition, if so required, first approval by a Party of the contents of a press release or public disclosure shall constitute permission of a Party to use such same contents subsequently, without submission of the press release or public disclosure to a Party for approval.

Section 7.4 Use of Name. Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo or trademark of the other Party or any of its Affiliates or any of its or their Sublicensees (or any abbreviation or adaptation thereof) (including any Product Trademark) in any publication, press release, marketing and promotional material or other form of publicity without the prior written consent of such other Party. The restrictions imposed by this Section 7.4 shall not prohibit (a)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Takeda from making any disclosure identifying MTEM to the extent required in connection with its exercise of its rights or obligations under this Agreement or (b) either Party from making any disclosure identifying the other Party that is required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted).

Section 7.5 Publications Regarding Results of the Programs. Neither Party may publish, present or announce results of the Programs hereunder either orally or in writing (a “Publication”) without complying with the provisions of this Section 7.5; provided that, without limiting what is below, from and after Takeda’s exercise of an Option hereunder, MTEM shall not make any Publication with respect to the applicable Program without Takeda’s prior written consent. A Party wishing to make a Publication will provide the other Party with a copy of the proposed Publication. The other Party shall have [***] from receipt of a proposed Publication to provide comments or proposed changes to the publishing Party. The publishing Party shall take into account the comments or proposed changes made by the other Party on any Publication and shall agree to designate employees or others acting on behalf of the other Party as co-authors on any Publication describing results to which such persons have contributed in accordance with standards applicable to authorship of scientific publications. If the other Party reasonably determines that the Publication would entail the public disclosure of such Party’s Confidential Information or of a patentable invention upon which a patent application should be filed prior to any such disclosure, submission of the concerned Publication to Third Parties shall be delayed for such period as may be reasonably necessary for deleting any such Confidential Information of the other Party (if the other Party has requested deletion thereof from the proposed Publication), or the drafting and filing of a patent application claiming such invention, provided such additional period shall not exceed [***] from the date the publishing Party first provided the proposed Publication to the other Party. Notwithstanding anything to the contrary in the foregoing, with respect to any Publications by investigators or other Third Parties, such materials shall be subject to review under this Section 7.5 only to the extent that Takeda has the right and ability (after using commercially reasonable efforts) to do so.

Section 7.6 Return of Confidential Information. Upon the effective date of the termination of this Agreement for any reason (or, upon date of expiration of an Option Period with respect to a Designated Target for which Takeda does not exercise its Option), with respect to Confidential Information (including, in the case of the foregoing parenthetical, Confidential Information of the requesting Party arising out of a Program with respect to such Designated Target) to which such non-requesting Party does not retain rights under the surviving provisions of this Agreement, each Party shall, upon and in accordance with the other Party’s request in writing, either: (a) promptly destroy all copies of such Confidential Information in the possession or control of the non-requesting Party and confirm such destruction in writing to the requesting Party; or (b) promptly deliver to the requesting Party, at the non-requesting Party’s sole cost and expense, all copies of such Confidential Information in the possession or control of the non-requesting Party. Notwithstanding the foregoing, the non-requesting Party shall be permitted to retain such Confidential Information (i) to the extent necessary or useful for purposes of performing any continuing obligations or exercising any ongoing rights hereunder and, in any event, a single copy of such Confidential Information for archival purposes and (ii) any computer records or files containing such Confidential Information that have been created solely by such non-requesting Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such non-requesting Party’s standard archiving and back-up procedures, but not for any other uses or purposes. All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 7.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE VIII

INTELLECTUAL PROPERTY OWNERSHIP

Section 8.1 Disclosure of Inventions. Each Party shall promptly disclose to the other Party any Program IP (except that Takeda shall have no obligation to disclose any Targeting Moiety IP to MTEM).

Section 8.2 Ownership of Intellectual Property.

8.2.1 Background IP. Except as otherwise provided in Section 8.2.2, Section 8.2.3 or Section 8.2.4, as between the Parties, subject to the licenses and rights of reference granted in Article III, each Party shall own and retain all right, title and interest in and to any and all Background IP of such Party.

8.2.2 Target Program IP. As between the Parties, subject to the licenses granted in Article III, Takeda shall own and, subject to the licenses granted in Article III, retain all right, title and interest in and to any and all Target Program IP. MTEM shall, and does hereby, assign to Takeda and will cause each of its officers, directors, employees, Affiliates, subcontractors and agents to assign to Takeda all such right, title and interest in and to any Target Program IP, without additional compensation, as is necessary to fully effect the sole ownership provided for in the first sentence of this Section 8.2.2.

8.2.3 SLT-A Program IP. As between the Parties, MTEM shall own and, subject to Section 3.10 and the licenses, rights of reference and Options granted in Article III, retain all right, title and interest in and to any and all SLT-A Program IP. Takeda shall, and does hereby, assign to MTEM and will cause each of its officers, directors, employees and Affiliates, to assign to MTEM all such right, title and interest in and to any SLT-A Program IP, without additional compensation, as is necessary to fully effect the sole ownership provided for in the first sentence of this Section 8.2.3.

8.2.4 Other Program IP. As between the Parties, subject to the licenses and rights of reference granted in Article III, each Party shall own and retain all right, title and interest in and to any and all Other Program IP (other than Joint Other Program Technology) that is conceived, discovered, developed or otherwise made solely by or on behalf of such Party (or its Affiliates or its or their sublicensees or (sub)contractors), whether or not patented or patentable and any and all Patent Rights and other intellectual property rights with respect thereto. As between the Parties, subject to the licenses, rights of reference and Options granted in Article III, the Parties shall each own and retain an equal, undivided interest in and to any and all Joint Other Program IP. Subject to the licenses, rights of reference and Options granted in Article III and, in the case of MTEM, its exclusivity obligations hereunder, each Party (and its Affiliates) shall have the right to Exploit the Joint Other Program Technology without a duty of seeking consent of or accounting to the other Party (and to the extent such consent is required by Applicable Law, such consent is hereby granted); provided, that neither Party shall have the right to disclose (except as provided in Section 7.2) or license (except as may be permitted under Article III) any Joint Other Program IP to any Third Party without the consent of the other Party.

8.2.5 United States Law. The determination of whether Know-How, Improvements and inventions are conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent Rights, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with Applicable Law in the United States as such law exists as of the Effective Date irrespective of where or when such conception, discovery, development or making occurs. Each Party shall, and does hereby, assign, and shall cause its Affiliates and its and their sublicensees to so assign, to the other Party, without additional compensation, such right, title and interest in and to any Know-How, Improvements and other inventions as well as any intellectual property rights with respect thereto, as is necessary to fully effect, as applicable, the sole or joint ownership specified in this Article VIII.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 8.3 Patent Prosecution and Maintenance.

8.3.1 MTEM Background IP; SLT-A Program IP; MTEM Other Program IP. MTEM shall have the first right and authority, but not the obligation, to prepare, file, prosecute and maintain the MTEM Background Patent Rights, the SLT-A Program Patent Rights and any Other Program Patent Rights solely owned by MTEM on a worldwide basis and to be responsible for any related pre-grant and post-grant patent administrative proceedings (including interference, re-issuance, re-examination, derivation and post-grant review procedures and opposition proceedings), in each case, at MTEM’s sole cost and expense. MTEM shall keep Takeda reasonably informed and provide reasonable opportunity for Takeda to comment with respect to all material steps with regard to the preparation, filing, prosecution and maintenance of MTEM Background Patent Rights, the SLT-A Program Patent Rights and any Other Program Patent Rights solely owned by MTEM (including any patent administrative proceeding), and shall reasonably consider such comments in good faith. If MTEM decides not to file for or continue prosecuting any MTEM Background Patent Rights, SLT-A Program Patent Rights or any Other Program Patent Rights solely owned by MTEM, then MTEM shall promptly so notify Takeda in writing (which written notice shall be at [***] before any relevant deadline prior to taking any extension for such MTEM Background Patent Rights, SLT-A Program Patent Rights or any Other Program Patent Rights solely owned by MTEM, as applicable). Thereafter, Takeda shall have the right, but not the obligation, to engage in the activities set forth in this Section 8.3.1 with respect to such MTEM Background Patent Rights, SLT-A Program Patent Rights or any Other Program Patent Rights solely owned by MTEM, as applicable, at Takeda’s sole expense.

8.3.2 Takeda Background IP; Target Program IP; Takeda Other Program IP; Joint Other Program IP. Takeda (or its Affiliate or Sublicensee) shall have the sole right and authority, but not the obligation, to decide whether to file or maintain as a trade secret, prepare, file, prosecute and maintain the Takeda Background Patent Rights, the Target Program Patent Rights, the Other Program Patent Rights solely owned by Takeda and the Joint Other Program Patent Rights on a worldwide basis, and to be responsible for any related pre-grant and post-grant patent administrative proceedings. Takeda shall be responsible for all costs and expenses in connection with the preparation, filing, prosecution and maintenance of the Takeda Background Patent Rights, the Target Program Patent Rights and the Other Program Patent Rights solely owned by Takeda. The Parties shall cooperate and [***] all costs and expenses in connection with the preparation, filing, prosecution and maintenance of the Joint Other Program Patent Rights, with Takeda having final decision making authority. If Takeda decides in any country not to file, maintain or enforce a Patent Right under the Joint Other Program IP, or intends to allow such a Patent Right to lapse or become abandoned without having first filed a substitute Patent Right, Takeda shall notify and consult with MTEM of such decision or intention at [***] prior to the date upon which the subject matter of such Patent Right shall become unpatentable or such Patent Right shall lapse or become abandoned, and MTEM shall thereupon have the right (but not the obligation) to assume the prosecution, maintenance and enforcement thereof at its own expense with counsel of its own choice.

8.3.3 Cooperation. The Parties shall at all times fully cooperate with each other in order to reasonably implement the foregoing provisions of this Section 8.3. Such cooperation may include each Party’s execution of necessary legal documents, coordinating filing or prosecution of applications to avoid potential issues during prosecution (including novelty, non-obviousness, enablement, estoppel and double patenting), and the assistance of each Party’s relevant personnel and the transfer of the applicable patent files to the prosecuting Party. In the case that any proposed filing with respect to any Takeda

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Background Patent Rights, Target Program Patent Rights or Other Program Patent Rights solely owned by Takeda, on the one hand, discloses a [***] disclosed or claimed by any MTEM Background Patent Rights, the SLT-A Program Patent Rights or Other Program Patent Rights solely owned by MTEM, on the other hand, Takeda and MTEM will use good faith efforts to coordinate filings with respect to such Patent Rights so that filings with respect to such Takeda Background Patent Rights, Target Program Patent Rights or Other Program Patent Rights solely owned by Takeda, on the one hand, are made [***] that filings with respect to such MTEM Background Patent Rights, SLT-A Program Patent Rights or Other Program Patent Rights solely owned by MTEM, on the other hand are made (provided, that the foregoing coordination shall (a) not unreasonably delay Takeda from making any filing with respect to Takeda Background Patent Rights, Target Program Patent Rights or Other Program Patent Rights solely owned by Takeda and (b) in any event, not delay Takeda from making any filing with respect to Takeda Background Patent Rights, Target Program Patent Rights or Other Program Patent Rights solely owned by Takeda by more than [***] after notice by Takeda to MTEM that Takeda is ready to make such proposed filing, which notice shall include a copy of such proposed filing). Without limitation of the foregoing, the Parties shall use reasonable efforts to avoid creating potential issues in prosecution of the patent applications claiming MTEM Background Patent Rights, SLT-A Program Patent Rights or Other Program Patent Rights solely owned by MTEM, on the one hand and Takeda Background Patent Rights, Target Program Patent Rights or Other Program Patent Rights solely owned by Takeda or jointly owned by Takeda and MTEM, on the other hand. Except as otherwise expressly authorized in this Agreement, Takeda shall not disclose or claim in any patent application, patent or publication any Confidential Information of MTEM without first obtaining MTEM’s prior written consent. Except as otherwise expressly authorized in this Agreement, MTEM shall not disclose or claim in any patent application, patent or publication any Confidential Information of Takeda without first obtaining Takeda’s prior written consent.

8.3.4 Patent Term Extension and Supplementary Protection Certificate. As between the Parties, Takeda or its Affiliate or Sublicensee shall at all times have the sole right to make final decisions regarding, and to apply for, patent term extensions in the Territory, including the United States with respect to extensions pursuant to 35 U.S.C. § 156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable (collectively, the “Extensions”), for the Takeda Background Patent Rights, the Target Program Patent Rights, the Other Program Patent Rights solely owned by Takeda, the Joint Other Program Patent Rights and with respect to the Licensed Products, in each case including whether or not to do so. MTEM shall provide prompt and reasonable comments and, as requested by Takeda, assistance with respect thereto, including by taking such action as patent holder as is required under any Applicable Law to obtain such extension or supplementary protection certificate. As between the Parties, prior to the Option Exercise Date hereunder, MTEM shall have the sole right to make final decisions regarding, and to apply for, Extensions for the MTEM Background Patent Rights, the SLT-A Program Patent Rights and the Other Program IP solely owned by MTEM; thereafter, Takeda and MTEM shall cooperate in good faith in making decisions regarding, and to apply for, such Extensions as they relate to MTEM Background Patent Rights, with Takeda having final decision making authority where Extensions are not available for Target Program Patent Rights.

8.3.5 UPC Opt-Out and Opt-In. MTEM shall, as soon as reasonably practicable on request by Takeda (a) lodge an application with the Registry of the Unified Patent Court in the manner specified by Rule 5 of the Rules of Procedure of the Unitary Patent Court requesting the Opt-Out or Opt-In, as specified by Takeda, of any MTEM Background Patent Right, SLT-A Program Patent Right or Other Program Patent Right owned solely or jointly by MTEM, (b) pay the prescribed fee and make such submissions, and (c) take such other actions as may be necessary or useful to secure the Opt-Out or Opt-In, as applicable, of such Patent Right including making any declarations required by Rule 5(3)(e) of the Rules of Procedure of the Unitary Patent Court. Costs of the Parties attributable to the foregoing will be agreed upon by the Parties prior to lodging an application.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.3.6 Common Ownership Under Joint Research Agreements. Notwithstanding anything to the contrary in this Article XIII, Takeda shall have the first right to make an election under 35 U.S.C. § 102(c) when exercising its rights under this Article VIII without the prior written consent of MTEM. If Takeda fails to make such an election within [***] following the date on which the opportunity to make such election arose, then MTEM shall have the right and option to do so at its expense. With respect to any such permitted election, the Parties shall coordinate their activities with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. § 100(h).

8.3.7 Joint Patent Committee.

(a) Formation and Composition. The Parties will establish a joint patent committee (the “Joint Patent Committee”) composed of one (1) appointed representative of each of Takeda and MTEM. A Party may at any time, by written notice to the other Party’s representative on the Joint Patent Committee, change its representative on the Joint Patent Committee or elect to be represented by a delegate at a meeting of the Joint Patent Committee. The Joint Patent Committee will be chaired by the Takeda representative. The Parties may allow additional employees to attend meetings of the Joint Patent Committee subject to the confidentiality provisions of Article VII.

(b) Functions and Authority. The Joint Patent Committee will be responsible for only the following:

i.	Coordinating with the Parties in accordance with Section 8.3.3 to reasonably avoid creating potential issues in prosecution of the patent applications claiming each Party’s respective Patent Rights;

ii.	Subject to Section 8.3.1, discussing patent prosecution strategy relating to prosecution of Patent Rights under this Article VIII other than the Takeda Background Patent Rights, Target Program Patent Rights and Other Program Patent Rights solely owned by Takeda, and status updates with respect to such Patent Rights; and

iii.	Such other matters as the Parties may mutually agree in writing.

(c) Meetings. During the Term of this Agreement until its disbandment, the Joint Patent Committee will meet in person or by teleconference or videoconference when and as reasonably requested by a representative to the Joint Patent Committee.

(d) Decisions. Each Party shall have one (1) vote on the Joint Patent Committee. The Joint Patent Committee will seek to make all decisions by consensus. In the event that the Joint Patent Committee cannot reach consensus on an issue, then the Party that has the right to control the matter under this Article VIII shall have sole and final decision making authority relating to the matter. If the matter at issue falls under Joint Other Program IP, and agreement cannot be reached, then two additional members, one from each Party, will be asked to assist the Joint Patent Committee in its decision making process by consensus.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e) Minutes and Reports. The Joint Patent Committee will draft, distribute and maintain accurate minutes of its meetings, including with respect to all proposed decisions and recommended actions or decisions taken, in accordance with policies to be agreed by the Joint Patent Committee.

(f) Duration. Unless earlier terminated by mutual written consent of the Parties, the Joint Patent Committee will be in existence until the expiration of the last of the Program Patent Rights and the MTEM Background Patent Rights.

Section 8.4 Enforcement of Patent Rights.

8.4.1 Notification of Infringement. In the event that a Party becomes aware of an infringement or misappropriation of the intellectual property owned by or licensed to the other Party hereunder, which infringement or misappropriation relates to an SLT-A Fusion Protein or Licensed Product, it shall promptly notify the other Party and provide such other Party with all details of such infringement of which it is aware (each, an “Infringement Notice”).

8.4.2 MTEM Background IP; SLT-A Program IP; MTEM Other Program IP. [***] shall have the first right, at its sole cost and expense, but not the obligation, to determine the appropriate course of action to enforce the MTEM Background Patent Rights, the SLT-A Program Patent Rights and any Other Program Patent Rights solely owned by MTEM or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce the MTEM Background Patent Rights, the SLT-A Program Patent Rights and any Other Program Patent Rights solely owned by MTEM, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to the MTEM Background Patent Rights, the SLT-A Program Patent Rights and any Other Program Patent Rights solely owned by MTEM. MTEM shall in good faith consider the interests of the Takeda in conducting the foregoing activities. If MTEM fails to enforce the MTEM Background Patent Rights, the SLT-A Program Patent Rights and any Other Program Patent Rights, which Other Program Patent Rights are solely owned by MTEM with respect to the Manufacture, Commercialization or other activity by any Third Party with respect to a product that competes with any Licensed Product within [***] following any Infringement Notice, then Takeda shall have the right and option to do so at its expense. MTEM shall reasonably cooperate with Takeda in any such action at Takeda’s expense, to enforce the MTEM Background Patent Rights, the SLT-A Program Patent Rights and any Other Program Patent Rights, which Other Program Patent Rights are solely owned by MTEM, including being joined as a party to such action if necessary.

8.4.3 Takeda Background IP; Target Program IP; Takeda Other Program IP. Takeda shall have the sole right, at its sole expense, but not the obligation, to determine the appropriate course of action to enforce the Takeda Background Patent Rights, the Target Program Patent Rights, the Other Program Patent Rights solely owned by Takeda, or otherwise to abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce the Takeda Background Patent Rights, the Target Program Patent Rights, the Other Program Patent Rights solely owned by Takeda, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to the Takeda Background Patent Rights, the Target Program Patent Rights, and the Other Program Patent Rights solely owned by Takeda. MTEM and Takeda shall fully cooperate with each other, at Takeda’s expense, in any such action to enforce the Takeda Background Patent Rights, the Target Program Patent Rights, the Other Program Patent Rights solely owned by Takeda, including being joined as a party to such action if necessary, including participating in joint or common interest defenses. MTEM will be informed of any settlement discussions.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.4.4 Joint Other Program IP. Takeda and MTEM agree to cooperate with each other and to [***] relating to abating the infringement of Joint Other Program IP, to take (or refrain from taking) appropriate action to enforce the Joint Other Program Patent Rights, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to the Joint Other Program Patent Rights. MTEM and Takeda shall fully cooperate with each other, [***], in any such action to enforce the Joint Other Program Patent Rights, including participating in joint or common interest defenses and in any settlement discussions and in being joined as a party to such action if necessary, with Takeda having final decision making authority when agreement cannot be reached.

8.4.5 Recoveries. The Party enforcing under this Article VIII shall bear the costs and expenses of such enforcement. Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realized as a result of such enforcement action (whether by way of settlement or otherwise) shall be first allocated to reimburse each Party for its costs and expenses in making such recovery. [***] Party controlling the enforcement action.

Section 8.5 Separate Representation. The Party not bringing an action with respect to an infringement in the Territory under this Article VIII shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the Party bringing such action; provided that to the extent such separate representation is retained and used in connection with any cooperation provision of this Article VIII, the Party bringing such action shall reimburse such cooperating Party for the cost of such counsel, if required under this Article VIII.

Section 8.6 Trademarks. Takeda shall be responsible for the selection, registration, maintenance and defense of all trademarks for use in connection with the sale or marketing of the Licensed Products in the Territory (collectively, “Product Trademarks”) at Takeda’s own cost and expense, and Takeda shall own such Product Trademarks. MTEM shall not, and shall not permit its Affiliates to, (a) use in their respective businesses, any trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of any Product Trademark and (b) do any act that endangers, destroys, or similarly affects, in any material respect, the value of the goodwill pertaining to any Product Trademark. MTEM shall not, and shall not permit its Affiliates to, attack, dispute or contest the validity of or ownership of any Product Trademark anywhere in the Territory or any registrations issued or issuing with respect thereto, other than any Product Trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of any Product Trademarks.

Section 8.7 Third Party Actions.

8.7.1 Notification of Third Party Action. Each Party shall promptly disclose to the other Party in writing any warning letter or other notice of infringement or misappropriation received by a Party, or any action, suit or proceeding brought against a Party alleging infringement of a Patent Right or misappropriation of intellectual property of any Third Party with regard to any aspect of the conduct by either Party, its Affiliates, sublicensees or Distributors pursuant to this Agreement or a Program, including any defense or counterclaim in connection with an infringement action initiated pursuant to Section 8.4 (each, a “Third Party Action”).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.7.2 Takeda Right to Defend. As between the Parties, Takeda, [***] and through counsel of its choosing, shall have the sole right, but not the obligation, to defend against any Third Party Action in the Territory alleging that the Development, Manufacture, Commercialization or other Exploitation of any Licensed Product infringes or misappropriates a Third Party’s intellectual property rights. To the extent such Third Party Action alleges that any SLT-A Technology or any other MTEM Background IP (or any Know-How or Patent Right that, but for any misappropriation by or on behalf of MTEM or any of its Affiliates, would be considered an SLT-A Technology or other MTEM Background IP under this Agreement), or the Exploitation thereof, infringes or misappropriates a Third Party’s intellectual property rights and Takeda obtains a license or other rights from such Third Party to such intellectual property rights, whether by license, settlement, judgment or otherwise, Takeda shall be entitled to offset a total of up to [***] of the reasonable out-of-pocket costs and expenses of defending or settling such Third Party Action under this Section 8.7.2 (including the payment of any damage awards, settlement amounts or other similar amounts payable to such Third Party), said offset in a given Calendar Quarter to be made against any royalties owed to MTEM under Section 6.8 for such Calendar Quarter, with any balance then remaining to be carried over to royalties due with respect to subsequent Calendar Quarters, up to a maximum amount for each Calendar Quarter of [***] of the royalties owed with respect to such subsequent Calendar Quarter; provided, that if such Third Party Action relates to a breach of a representation, warranty or covenant of MTEM in Article IX, Takeda shall be entitled to recover, pursuant to, and to the extent provided in, Article X, any of its reasonable out-of-pockets costs and expenses of defending or settling such Third Party Action (including the payment of any damage awards, settlement amounts or other similar amounts payable to such Third Party) that are not offset under this Section 8.7.2. Any recoveries awarded to Takeda in connection with any Third Party Action defended under this Section 8.7.2 shall be applied first to reimburse Takeda for its reasonable out-of-pocket costs and expenses of defending such claim, suit or proceedings and then to reimburse MTEM for amounts deducted pursuant to the previous sentence, with the balance of any such recoveries being shared between the Parties [***] to Takeda and [***] to MTEM if Takeda is entitled to offset royalties at or below the aforementioned limit under this Section 8.7.2, and otherwise, the balance of any such recoveries shall be retained by Takeda. Takeda shall have the sole and exclusive right to select counsel for such Third Party Action. MTEM shall have the right to select its own counsel to represent MTEM and consult with Takeda’s selected counsel in any Third Party Action for which Takeda is entitled to offset any portion of its costs and expenses of any damage awards, settlement amounts or other similar amounts payable to such Third Party.

8.7.3 Consultation; Settlement. The Parties shall consult with one another on all material aspects of the defense and settlement of Third Party Actions. The Parties shall reasonably and in good faith cooperate with each other in all such actions or proceedings. No Party shall admit the invalidity or unenforceability of any Patent Right Controlled by the other Party without the other Party’s prior written consent.

Section 8.8 Invalidity or Unenforceability Defenses or Actions. Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the Program Patent Rights, the MTEM Background Patent Rights or the Takeda Background Patent Rights by a Third Party of which such Party becomes aware. Upon receipt of any such notice (other than with respect to any Program Patent Rights owned or Controlled by Takeda and any Takeda Background Patent Rights, with respect to which Takeda shall have the sole right, but not the obligation, to defend and control the defense of the validity and enforceability thereof), the Parties shall promptly meet to discuss in good faith the most favorable approach to defend against any such allegation in light of each Party’s commercial interests therein, including which Party should control the defense of the validity and enforceability of the Program Patent Rights (other than with respect to any Program Patent Rights owned or Controlled by Takeda) or the MTEM Background Patent Rights and the allocation of costs and expenses with respect thereto; provided, that as between the Parties, if any such invalidity or unenforceability of any such Program Patent Rights or MTEM Background Patent Rights is raised as a defense or counterclaim in connection with a Third Party Action initiated pursuant to Section 8.7, Takeda

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall have the right, but not the obligation, to defend and control the defense of the validity and enforceability of such Program Patent Rights or MTEM Background Patent Rights at its sole expense in the Territory and using counsel of its own choice. If the controlling Party with respect to a Program Patent Right (other than with respect to any Program Patent Rights owned or Controlled by Takeda) or MTEM Background Patent Right elects not to defend or control the defense of the applicable Patent Rights in a suit brought in the Territory or otherwise fails to initiate and maintain the defense of any such claim, suit or proceeding, then the other Party may conduct and control the defense and settlement of any such claim, suit or proceeding using counsel of its own choice at its sole cost and expense. Where a Party controls such an action, the other Party shall have the right to participate in any such claim, suit or proceeding with counsel of its choice at its sole cost and expense (provided, that the controlling Party shall retain control of the defense in such claim, suit or proceeding) and shall cause its Affiliates to, assist and cooperate with the controlling Party, at the controlling Party’s expense, as such controlling Party may reasonably request from time to time in connection with its activities set forth in this Section. In connection with any activities with respect to a defense, claim or counterclaim relating to the Program Patent Rights (other than with respect to any Program Patent Rights owned or Controlled by Takeda) or the MTEM Background Patent Rights pursuant to this Section 8.8, the controlling Party shall (a) consult with the other Party as to the strategy for such activities, (b) consider in good faith any comments from the other Party and (c) keep the other Party reasonably informed of any material steps taken and provide copies of all material documents filed, in connection with such defense, claim or counterclaim, pursuant to Section 8.7.

Section 8.9 Third Party Rights. If in the opinion of Takeda, the Development, Manufacture, Commercialization or other Exploitation of a Licensed Product hereunder infringes or is reasonably expected to infringe or misappropriate any Patent Right, trade secret or other intellectual property right of a Third Party in any country or jurisdiction in the Territory, then Takeda shall have the right, but not the obligation, upon consultation with MTEM, to negotiate and obtain a license or other rights from such Third Party to such rights as necessary or desirable to Develop, Manufacture, Commercialize or otherwise Exploit such Licensed Product in such country or jurisdiction. In the event that Takeda negotiates and obtains any such license from a Third Party, Takeda shall be entitled to [***] to such Third Party from the royalties payable to MTEM hereunder in accordance with, and to the extent provided in, Section 6.8.2(b).

ARTICLE IX

REPRESENTATIONS AND WARRANTIES; COVENANTS

Section 9.1 Mutual Representations, Warranties and Covenants. Each Party hereby represents and warrants, as of the Effective Date, and covenants (as applicable) to the other Party as follows:

9.1.1 Corporate Existence and Power. It is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

9.1.2 Authority and Binding Agreement. As of the Effective Date, (a) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (b) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (c) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms; and (d) its execution of and performance under this Agreement will not violate or breach any obligation or restriction (including any confidentiality or non-competition obligation or any exclusivity restriction) to which such Party is legally bound by contract, judicial order or otherwise.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.1.3 No Conflict. It is not a party to any agreement that would prevent it from granting the rights granted to the other Party under this Agreement or performing its obligations under this Agreement. It has the full right to grant the licenses or sublicenses (as applicable) granted herein and such grant shall not result in the misappropriation of any Third Party intellectual property or violation of such Third Party’s rights with respect thereto. During the Term, it will not enter into any agreement, contract, commitment or other arrangement that could reasonably be expected to conflict with the rights granted to the other Party hereunder or otherwise prevent the other Party from exercising the rights granted to it hereunder. Neither Party shall misappropriate any trade secret of a Third Party in connection with the performance of its activities hereunder.

9.1.4 No Debarment. (a) Neither it nor any of its Affiliates has been debarred or is subject to debarment pursuant to Section 306 of the FFDCA or analogous provisions of Applicable Law outside the United States or listed on any Excluded List and (b) neither it nor any of its Affiliates has, to its knowledge, used in any capacity, in connection with the activities to be performed under this Agreement, any individual or entity that has been debarred pursuant to Section 306 of the FFDCA or analogous provisions of Applicable Law outside the United States, or that is the subject of a conviction described in such Section or analogous provisions of Applicable Law outside the United States, or listed on any Excluded List.

9.1.5 Government Authorizations. It will maintain throughout the Term all permits, licenses, registrations and other forms of authorizations and approvals from any Governmental Authority, necessary or required to be obtained or maintained by such Party in order for such Party to execute and deliver this Agreement and to perform its obligations hereunder in a manner which complies with all Applicable Law.

9.1.6 To each Party’s knowledge, as of the Effective Date, (x) the materials supplied by one Party to the other Party for the conduct of the Program Plan for the first Program and (y) the use and practice of the Takeda and MTEM Background IP for the conduct of the Program Plan, in each case ((x) and (y)), would not infringe any intellectual property rights of any Third Party.

Section 9.2 Additional Representations, Warranties and Covenants of MTEM. MTEM represents and warrants to Takeda as of the Effective Date and covenants, as specified below. In addition, in the event that Takeda designates a Designated Target (including any Replacement Target to any Designated Target) or expresses interest in exercising an Option to take an Exclusive License pursuant to Section 2.5, then MTEM will provide to Takeda a certification within five (5) Business Days of the applicable notice received from Takeda (each such date of certification, the “Certification Date”) that the representations and warranties set forth in this Section 9.2 are true and correct as of the Certification Date (assuming that the applicable Option has been exercised), except as may be specifically disclosed in such certification with respect to events or activities occurring after the Effective Date or the most recent Certification Date, whichever is later, and Takeda shall have the right within ten (10) Business Days of receipt of any such certification to withdraw its designation of such Designated Target or to exercise its Option, as applicable, in which case such withdrawn Designated Target or Licensed Target shall not be considered as a Designated Target (in the case of the Target designation process) or a Licensed Target (in the case of the Option exercise process), as applicable, and Takeda shall have the right to designate another Designated Target (in such first case) or exercise another Option with respect to another Designated Target, in such second case, in place thereof):

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.2.1 Non-Infringement of MTEM Background Patent Rights by Third Parties. To MTEM’s knowledge, there are no activities by Third Parties that would constitute misappropriation or infringement of the MTEM Background Patent Rights within the Territory.

9.2.2 Ownership. MTEM Controls the MTEM Background IP, SLT-A Program Technology and its interest in any Other Program IP free and clear of all liens and encumbrances other than those disclosed by MTEM to Takeda prior to the Effective Date or in the certification delivered pursuant to this Section 9.2 and that do not conflict with the rights granted Takeda hereunder), it has the exclusive right to grant, all rights and licenses (or sublicenses, as the case may be) it purports to grant to Takeda under this Agreement (other than those rights and licenses granted to Takeda on a non-exclusive basis) and neither such rights and licenses nor any other provision of this Agreement are subject to any in-license or other similar agreements with another Person regarding any intellectual property rights licensed hereunder (or that would be licensed following the exercise of the applicable Option), including the SLT-A Technology existing as of the Effective Date or as of the Certification Date, as the case may be. MTEM has not misappropriated any intellectual property of a Third Party in connection with developing the MTEM Background IP or the performance of the Programs or its other obligations under this Agreement.

9.2.3 Validity and Enforceability. To MTEM’s knowledge, MTEM has complied in all material respects with all Applicable Law with respect to the filing, prosecution and maintenance of those MTEM Background Patent Rights or, with respect to any representations and warranties made before the Effective Date, Program Patent Rights owned by MTEM or otherwise of which MTEM has control of such filing, prosecution and maintenance (the “MTEM Prosecution Patent Rights”) and, to MTEM’s knowledge, the filing, prosecution and maintenance of all other MTEM Background Patent Rights and Program Patent Rights have been in compliance in all material respects with all Applicable Laws with respect thereto. To MTEM’s knowledge, MTEM has paid all maintenance and annuity fees with respect to the MTEM Prosecution Patent Rights due and all maintenance and annuity fees with respect to all other MTEM Background Patent Rights have been paid when due. No dispute regarding inventorship has been alleged or threatened with respect to the MTEM Prosecution Patent Rights or Program Patent Rights, to MTEM’s knowledge, with respect to any other MTEM Background Patent Rights or Program Patent Rights.

9.2.4 No Action or Claim. There (a) are no actual, pending or, to MTEM’s knowledge, alleged or threatened, adverse actions, suits, claims, interferences, re-examinations, oppositions, inventorship challenges or formal governmental investigations involving the MTEM Background IP or, with respect to any representations and warranties made after the Effective Date, involving the Program Patent Rights owned or controlled by MTEM, by or against MTEM or any of its Affiliates, in each case that are in or before any Governmental Authority, and (b) are no actual, pending or, to MTEM’s knowledge, alleged or threatened, adverse actions, suits, claims, interferences, re-examinations, oppositions, inventorship challenges or formal governmental investigations involving the MTEM Background IP, in each case that are in or before any Governmental Authority, which if adversely determined would have a material effect upon the ability of MTEM to use or provide the MTEM Background IP in connection with the activities to be conducted hereunder, or to fulfil its obligations pursuant to the terms of this Agreement.

9.2.5 Completeness. Schedule 9.2.5 includes a complete and correct list, in all respects, of all MTEM Background Patent Rights, said Schedule to be updated in a timely manner with new relevant MTEM Background Patent Rights.

(a) No rights or licenses are required under the MTEM Background IP or MTEM Regulatory Documentation for Takeda to Develop, Manufacture or Commercialize SLT-A Fusion Proteins or Licensed Products as contemplated herein after exercise of the Option(s) other than those granted under Article III (or that would be granted upon exercise of the Option(s).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b) Neither MTEM nor any of its Affiliates has previously entered into any agreement, whether written or oral, with respect to or otherwise assigned, transferred, licensed, conveyed or otherwise encumbered its entire right, title or interest in or to (a) the MTEM Background IP or MTEM Regulatory Documentation or, with respect to any representations and warranties made after the Effective Date, Program Patent Rights owned or controlled by MTEM (including by granting any covenant not to sue with respect thereto) or (b) any Patent Right or other intellectual property or proprietary right that would be MTEM Background IP or MTEM Regulatory Documentation, but for such assignment, transfer, license, conveyance or encumbrance, in each case (of (a) and (b)), that is inconsistent with or otherwise diminish the rights and licenses granted to Takeda under this Agreement.

9.2.6 Future MTEM In-Licenses. As of the Effective Date, MTEM is not a party to any in-license or cross-license with regard to any MTEM Background Technology. With respect to any representations and warranties made after the Effective Date, Schedule 9.2.6 sets forth a true and complete list of any Future MTEM In-Licenses. MTEM has, prior to the Effective Date, provided Takeda with access to true and complete copies of each of the agreements listed in Schedule 9.2.6 and any prior agreements where surviving obligations restrict or have an adverse material impact on either Party with respect to the MTEM Background IP. As of each future Certification Date, MTEM will represent as to whether (a) the licenses in any Future MTEM In-Licenses are sublicensable; (b) the Future MTEM In-Licenses are in full force and effect, have been duly maintained, have not been cancelled, expired or abandoned; (c) MTEM is not aware of any challenges to or violation of the rights granted thereunder by any Third Party; (d) MTEM is not in breach under any Future MTEM In-Licenses, nor, to MTEM’s knowledge, is any counterparty thereto; and (e) MTEM has not received any notice of breach under any Future MTEM In-Licenses and MTEM does not know of any basis for any such action. The scope of the rights granted to Takeda hereunder to intellectual property licensed pursuant to any Future MTEM In-Licenses are no more restricted than the analogous rights granted to Takeda hereunder with respect to intellectual property rights wholly owned by MTEM or its Affiliates. To MTEM’s knowledge, no Third Party Manufacturer or supplier of SLT-A Fusion Proteins (including any Component thereof) engaged by MTEM as of the Effective Date or any Certification Date Controls (as such defined term would apply to such Third Party if such Third Party were a Party to this Agreement) any Know-How or Patent Right, that Takeda would be required to license in order for Takeda to manufacture such SLT-A Fusion Protein (including any such Component thereof) as contemplated hereunder without infringing the intellectual property rights of such Third Party.

9.2.7 Manufacturing Agreements. there are no exclusivity provisions or any other restrictions in any agreement between MTEM or its Affiliates, on the one hand, and any Third Party Manufacturer of the SLT-A Fusion Proteins (including any Component thereof), on the other hand, that would limit Takeda’s ability to have the SLT-A Fusion Proteins or Licensed Products (including any Component thereof) Manufactured by such Third Party Manufacturer or any other Person following the Technology Transfer.

9.2.8 Compliance with Applicable Law. To MTEM’s knowledge, the Development of MTEM Background IP and Program IP conducted by MTEM and its Affiliates and its and their subcontractors has been conducted in compliance with all Applicable Law in all material respects. To MTEM’s knowledge, neither MTEM nor any of its Affiliates, nor any of their respective officers, employees or agents, has made an untrue statement of a material fact or fraudulent statement to any Regulatory Authority or failed to disclose a material fact required to be disclosed to any Regulatory Authority. To MTEM’s knowledge, the pending applications included in MTEM Background Patent Rights are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law and MTEM and its Affiliates have presented all relevant references, documents and information of which it and the inventors are aware to the relevant patent examiner at the relevant patent office where required by law.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.2.9 SLT-As and MTEM Background IP. Schedule 9.2.9 sets forth a true and complete list of SLT-As with respect to which MTEM or its Affiliates Control MTEM Background IP. With respect to each Takeda Target, (a) MTEM is not a party to any agreement that would prevent it from granting the rights granted to Takeda under this Agreement or performing its obligations under this Agreement, (b) MTEM has the full right to grant the Research License and Exclusive License, as applicable, granted herein and such grant shall not result in the misappropriation of any Third Party intellectual property or violation of any Third Party’s rights with respect thereto and (c) MTEM has not granted to any Third Party any right or license, including any covenant not to sue, to Exploit any SLT-A Fusion Protein or the MTEM Background IP in connection with any Targeting Moiety Directed to a Takeda Target.

9.2.10 Government Funding. The inventions claimed by the SLT-A Technology (a) were not conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by any state or the federal government of the United States or any agency thereof, (b) are not a “subject invention” as that term is described in 35 U.S.C. Section 201(e) and (c) are not otherwise subject to the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. part 401.

9.2.11 The representations and warranties of MTEM in this Agreement and the information, documents and materials furnished to Takeda in connection with its period of diligence prior to the Effective Date, do not, taken as a whole, (a) contain any untrue statement of a material fact or (b) omit to state any material fact necessary to make the statements or facts contained therein, in light of the circumstances under which they were made, not misleading.

Section 9.3 Additional Covenants of MTEM.

9.3.1 MTEM shall not grant a lien on the MTEM Background IP or MTEM’s interest in any Program IP to any Third Party or knowingly permit a lien to be imposed on the MTEM Background IP or MTEM’s interest in any Program IP other than those disclosed to Takeda by MTEM and that do not conflict with the rights granted Takeda hereunder. MTEM will not misappropriate any intellectual property of a Third Party in connection with developing the MTEM Background IP, Program IP or the performance of the Programs or its other obligations under this Agreement.

9.3.2 MTEM will not enter into any agreement with respect to or otherwise assign, transfer, license, convey or otherwise encumber its right, title or interest in or to (a) the MTEM Background IP for use with a Licensed Target. MTEM’s interest in any Program IP or MTEM Regulatory Documentation (including by granting any covenant not to sue with respect thereto) or (b) any Patent Right or other intellectual property or proprietary right that would be MTEM Background IP, Program IP or MTEM Regulatory Documentation, but for such assignment, transfer, license, conveyance or encumbrance, in each case of (a) and (b), that is inconsistent with or otherwise diminishes the rights and licenses granted to Takeda under this Agreement. MTEM shall maintain and perform its obligations under any Future MTEM In-Licenses and maintain such Future MTEM In-Licenses in full force and effect during the Term and will not amend any Future MTEM In-Licenses in a manner than adversely affects Takeda’s rights hereunder, without having first obtained Takeda’s express prior written consent.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.3.3 Without limitation to any product warranty applicable under any Supply Agreement, all Fusion Protein Materials and MTEM Study Materials provided by or on behalf of MTEM hereunder will be Manufactured in conformance with Applicable Law and this Agreement.

9.3.4 Neither MTEM nor any of its Affiliates shall use in any capacity, in connection with the performance of the activities hereunder, any Person that has been debarred pursuant to Section 306 of the FFDCA or that is the subject of a conviction described in such section. MTEM shall inform Takeda in writing promptly if it or any such Person that is performing any activities hereunder is debarred or is the subject of a conviction described in Section 306 of the FFDCA or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to MTEM’s knowledge, is threatened, related to the debarment or conviction of it or any such Person performing any activities hereunder.

9.3.5 To the extent that any inventions claimed by the MTEM Background IP or Program IP are conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof, MTEM shall comply with the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. part 401.

9.3.6 MTEM shall not use any Third Party funding with respect to the performance of the MTEM Program Activities or the Manufacture of SLT-A Fusion Proteins, Licensed Products or without the prior written consent of Takeda in each case, which consent may be withheld in Takeda’s sole discretion.

Section 9.4 DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENT RIGHTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE X

INDEMNITY; LIMITATION OF LIABILITY

Section 10.1 Indemnity.

10.1.1 [***] shall defend, indemnify and hold harmless [***] and its Affiliates and Sublicensees and Distributors and their respective directors, officers, employees and agents (the “[***]”) from and against all liabilities, losses, damages, and expenses, including reasonable attorneys’ fees and costs (collectively, “Liabilities”), incurred by or imposed on any of the [***] as a result of any Third Party claims, suits, actions, terminations or demands (collectively, “Claims”) to the extent such Claims are incurred, relate to, are in connection with or arise out of (a) the breach or non-fulfillment of any representations, warranties or covenants in this Agreement by [***], (b) the negligence, recklessness or willful misconduct of [***] in connection with the performance of its obligations hereunder, (c) violation of Applicable Law by [***] in connection with the performance of its obligations hereunder or (d) any action or omission of the [***] in performing its obligations under or in connection with this Agreement (including in connection with any information provided to the [***] by or on behalf of [***]), except in each case ((a), (b), (c) or (d)), to the extent such Liabilities resulted from any action for which [***] must indemnify [***] under Section 10.1.2 (a), (b) or (c).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.1.2 [***] shall defend, indemnify and hold harmless [***], its Affiliates and their respective directors, officers, employees and agents (the “[***]”) from and against all Liabilities incurred by or imposed on any of the [***] as a result of any Claims to the extent such Claims are incurred, relate to, are in connection with or arise out of (a) the breach or non-fulfillment of any representations, warranties or covenants in this Agreement by [***], (b) the negligence, recklessness or willful misconduct of [***] in connection with the performance of its obligations hereunder, (c) violation of Applicable Law by [***] in connection with the performance of its obligations hereunder, or (d) the [***], its Affiliates or Sublicensees, except in each case ((a), (b), (c) or (d)), to the extent such Liabilities resulted from any action for which [***] must indemnify [***] under Section 10.1.1.

Section 10.2 Procedure.

10.2.1 A Party (the “Indemnitee”) that intends to claim indemnification under this 0 shall promptly provide notice to the other Party (the “Indemnitor”) of any Claim in respect of which the Indemnitee intends to claim such indemnification, which notice shall include a reasonable identification of the alleged facts giving rise to such Liability, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, jointly with any other Indemnitor similarly noticed, to control the defense thereof with counsel selected by the Indemnitor. However, notwithstanding the foregoing, except with respect to any Claim that is a Third Party Action, the process for the defense of which shall be governed by Section 8.7, the Indemnitee shall have the right to participate in, but not control, the defense of any Claim, and request separate counsel, with the fees and expenses to be paid by the Indemnitee, unless (a) representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Party represented by such counsel in such proceedings or (b) the Indemnitor has failed to assume the defense of the applicable Claim, in which case ((a) or (b)), such fees and expenses shall be paid by the Indemnitor. The Indemnitee shall, and shall cause each of its Affiliates and its and their respective directors, officers, employees and agents, as applicable, to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals and otherwise providing reasonable access to such indemnitees and other employees and agents of the Indemnitee, in each case as may be reasonably requested in connection therewith; provided, that the Indemnitor shall reimburse the Indemnitee for its reasonable and verifiable out-of-pocket expenses in connection therewith. The Indemnitor may not settle any Claim, and the Indemnitee shall not be responsible for or be bound by any settlement of a Claim that imposes an obligation on it, without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld, conditioned or delayed.

10.2.2 The assumption of the defense of a Claim by the Indemnitor shall not be construed as an acknowledgment that the Indemnitor is liable to indemnify the Indemnitee in respect of the Claim, nor shall it constitute a waiver by the Indemnitor of any defenses it may assert against the Indemnitee’s claim for indemnification. In the event that it is ultimately determined that the Indemnitor is not obligated to indemnify, defend or hold harmless the Indemnitee from and against the Claim, the Indemnitee shall reimburse the Indemnitor for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Liabilities incurred by the Indemnitor in its defense of the Claim.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 10.3 Limitation of Liability. EXCEPT (A) IN THE EVENT OF THE WILLFUL MISCONDUCT OR FRAUD OF A PARTY OR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE VII OR SECTION 3.10, (B) AS PROVIDED UNDER SECTION 12.12 OR (C) TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE X, NEITHER PARTY NOR ANY OF ITS AFFILIATES OR SUBLICENSEES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR LOST PROFITS SUFFERED BY THE OTHER PARTY AND REGARDLESS OF ANY PRIOR NOTICE OF SUCH DAMAGES.

Section 10.4 Insurance. During the Term and thereafter for the period of time required below, each Party shall maintain on an ongoing basis comprehensive general liability insurance in the minimum amount of [***] per occurrence and [***] annual aggregate combined single limit for bodily injury and property damage liability and any other insurance required by Applicable Law. Commencing not later than [***] prior to the first use in humans of a Licensed Product and thereafter for the period of time required below, Takeda shall obtain and maintain on an ongoing basis products liability insurance (including contractual liability coverage on Takeda’s indemnification obligations under this Agreement) in the amount of at least [***] per occurrence and as an annual aggregate combined single limit for bodily injury and property damage liability. All of such insurance coverage may be maintained through a self-insurance plan that substantially complies with the foregoing limits and requirements. Thereafter, Takeda shall maintain such insurance coverage without interruption during the Term and for a period of at [***] thereafter. Each Party shall provide the other Party at least [***] prior written notice of any cancellation to or material change in its insurance coverage below the amounts and types described above.

ARTICLE XI

TERM AND TERMINATION

Section 11.1 Term. Unless earlier terminated pursuant to this Article XI, the term of this Agreement (the “Term”) shall commence on the Effective Date and shall remain in full force and effect until the earlier of (a) the date of expiration of all Option Periods, in the case that Takeda elects not to exercise any Option and (b) the date of expiration of the last to expire Royalty Term. Upon expiration of the Royalty Term for a Licensed Product in a country or jurisdiction, the grants in Section 3.4 shall become fully-paid, royalty-free, freely transferable, sublicensable through multiple tiers, perpetual and irrevocable in such country or jurisdiction, with no further obligation to MTEM for such Licensed Product.

Section 11.2 Termination by Takeda.

11.2.1 Convenience. Takeda shall have the right, at any time, to terminate this Agreement, in its entirety or on a Takeda Target-by-Takeda Target basis, by providing not less than [***] prior written notice to MTEM of such termination. Any such termination of this Agreement with respect to a Takeda Target shall not affect the continuation of this Agreement with respect to any other Takeda Target.

11.2.2 Change in Control. MTEM shall notify Takeda in writing as soon as possible after MTEM announces publicly any information regarding any proposed Change in Control of MTEM (or if the Change in Control will not be publicly announced, then no later than [***] after the signing of the Change in Control). Takeda shall have the right, at its election in its sole discretion:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a) to terminate this Agreement in its entirety or with respect to any Takeda Target upon written notice to MTEM, in which case such termination shall be effective at Takeda’s election upon either (i) the date such Change in Control of MTEM becomes effective or (ii) such later date as specified by Takeda,

(b) disband the Joint Scientific Committee and the Joint Manufacturing Committee and terminate the activities of the Joint Scientific Committee and the Joint Manufacturing Committee and thereafter undertake one or more MTEM Program Activities with respect to any Takeda Target solely and exclusively by (or on behalf of) itself (without any consultation with or approval by MTEM and neither MTEM nor any of its Affiliates shall have the right to receive reports under Section 4.4 from and after the date of such Change in Control); and/or

(c) require that (i) the Future Acquirer maintain at least the same level of diligence in performing its obligations under the Agreement, including its obligations under the Program Plan and Manufacturing after the Change in Control, as had been applied prior to the applicable transaction, unless otherwise agreed to in writing by the Parties, and (ii) no employee of the Future Acquirer or such Future Acquirer’s Affiliates shall participate in or contribute to the performance of MTEM’s obligations in connection with any Program or Manufacturing hereunder (including as the primary contact or as member, delegate or attendee of the Joint Steering Committee or Joint Manufacturing Committee) or otherwise be provided or have access to any Confidential Information of Takeda.

Without limiting the foregoing, MTEM shall not disclose to, and shall implement appropriate protections to prevent the use by such Future Acquirer of any Program IP or other Product Information.

Section 11.3 Termination for Material Breach.

11.3.1 Breach. Either Party may (but is not required to and without limitation of any other right or remedy such Party may have) terminate this Agreement for material breach by the other Party (the “Breaching Party”) of this Agreement if the Breaching Party has not cured such breach within [***] after notice thereof (such period, the “Notice Period”) specifying the breach and its claim of right to terminate, other than

(a) with respect to a breach that cannot be cured within the Notice Period and the Breaching Party commences actions to cure such breach within the Notice Period, in which case the Notice Period shall be tolled (provided, that the Breaching Party thereafter diligently continues such actions);

(b) with respect to a material breach by Takeda that is limited to one Takeda Target hereunder, in which case, subject to the remainder of this Section 11.3, MTEM shall only have the right to terminate this Agreement with respect to such Takeda Target; or

(c) with respect to any alleged breach by Takeda of its diligence obligations set forth in Section 4.3, in which case, MTEM shall first provide written notice thereof to Takeda and the Parties shall meet within [***] after delivery of such notice to Takeda to discuss in good faith such alleged breach and Takeda’s Development and Commercialization plans, as applicable, with respect to the applicable Licensed Product, which discussions shall be concluded before MTEM may issue any such termination notice with respect to such alleged

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

breach; provided, that if either Party initiates a dispute resolution procedure under Section 12.3 as permitted under this Agreement to resolve the dispute for which termination is being sought within [***] following the end of the Notice Period and is diligently pursuing such procedure, the Notice Period shall be tolled and the termination shall become effective only if such breach remains uncured for [***] after the final resolution of the dispute through such dispute resolution procedure (or, if the breach cannot be cured within such [***] period, if the Breaching Party commences actions to cure such breach within such period and thereafter diligently continues such actions). It is understood that termination pursuant to this Section 11.3 shall be a remedy of last resort and may be invoked only in the case where the breach cannot be reasonably remedied by the payment of money damages. During any cure period under this Section 11.3.1 in response to a notice from Takeda, any obligation of Takeda to pay milestones under Article VI shall be suspended unless and until MTEM has cured the material breach at issue.

11.3.2 Insolvency. Either Party may terminate this Agreement in its entirety effective immediately upon written notice to the other Party if, at any time such other Party (a) files in any court or agency pursuant to any statute or regulation of any state or country a petition in bankruptcy or insolvency or for reorganization (save for solvent reorganization or solvent reconstruction), (b) files for, appoints or suffers appointment of a receiver or trustee of the Party or over substantially all of its assets that is not discharged within [***] after such filing, (c) proposes a written agreement of composition or extension of substantially all of its debts, (d) files a petition under any bankruptcy or insolvency act or has any such petition filed against that is not discharged within [***] of the filing thereof, (e) proposes or is a party to any dissolution or liquidation, (f) admits in writing its inability generally to meet its obligations as they fall due in the general course or (g) makes an assignment of substantially all of its assets for the benefit of creditors.

Section 11.4 License Survival Upon Insolvency. All licenses (and to the extent applicable, rights) granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of 11 U.S.C. § 101, et. seq. (“Bankruptcy Code”), licenses of rights to “intellectual property” as defined under the Paragraph 101(35A) of the Bankruptcy Code. The Parties agree that the non-bankrupt Party shall retain and may fully exercise all of its rights and elections under Applicable Law. The Parties further agree that, in the event of the commencement of bankruptcy proceeding by or against a bankrupt Party, the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property that is licensed to such Party pursuant to the license grants set forth in Article III, but only to the extent set forth in such license grants, and all embodiments of such intellectual property; and the same, if not already in the other Party’s possession, shall be promptly delivered to the other Party (a) upon any such commencement of a bankruptcy proceeding, upon the other Party’s written request therefor (which request must identify the specific intellectual property), unless the bankrupt Party (or trustee on behalf of the bankrupt Party) elects within [***] to continue to perform all of its obligations under this Agreement or (b) if not delivered under (a) above, upon rejection of this Agreement by or on behalf of the bankrupt Party, upon written request therefore by the other Party.

Section 11.5 Effect of Expiration and Termination.

11.5.1 General Effects. Except where explicitly provided within this Agreement, expiration or termination of this Agreement in its entirety or with respect to any Takeda Target, as applicable for any reason, will not affect any obligations, including payment of any royalties or other sums which have accrued as of the date of termination or expiration. Notwithstanding the foregoing, but

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

subject to Section 11.1, upon expiration or termination of this Agreement, MTEM’s obligations pursuant to Section 3.10 will [***] terminate (a) with respect to a Takeda Target having been terminated, and (b) in full if this Agreement is terminated in its entirety. Following the delivery of a notice of termination of this Agreement in its entirety by a Party, Takeda shall not be responsible for the payment of any future milestones under this Agreement other than those that were due prior to the delivery of the notice of termination. Except as needed in order to permit the sell-off activities set forth in Section 11.5.2, upon expiration or termination of this Agreement in its entirety, all licenses granted by either Party to the other Party hereunder (other than pursuant to Section 3.2), including all Research Licenses and Exclusive Licenses, and all sublicenses granted by either Party thereunder, will [***] terminate. In the event of a termination with respect to only one Takeda Target, only the licenses to the extent relating to such Takeda Target shall terminate. For clarity, the Program with respect to the terminated Targets shall terminate effective upon receipt of notice of termination. Upon expiration or termination of this Agreement in its entirety or with respect to only one Takeda Target, the Parties will agree upon and implement a plan for the orderly transition or winding down of any in-process Regulatory Filings or Clinical Trials in a manner consistent with Applicable Laws and standards of ethical conduct of human clinical trials.

11.5.2 Sell-Off. In the case that the licenses granted to Takeda under Section 3.1 or Section 3.4 terminate with respect to a Target, notwithstanding such termination, Takeda shall have the right to complete (or have completed) the Manufacture of any work-in-process SLT-A Fusion Proteins, Licensed Products or and sell any existing inventory of Licensed Product(s) (if applicable) with respect to the terminated Target for a period of up to [***] following such termination, subject to Takeda’s obligation to make corresponding payments with respect to any such sales pursuant to Section 6.8.

11.5.3 Effect of Termination by Takeda for Convenience. If Takeda terminates this Agreement in its entirety or with respect to any Takeda Target pursuant to Section 11.2.1, all licenses granted pursuant to this Agreement (and then in effect) or all licenses relating to such Target (and then in effect), as applicable, shall automatically be terminated and MTEM shall automatically have as of the termination effective date (“Termination Effective Date”), an option exercisable within [***] of the Termination Effective Date to obtain on reasonable commercial terms a worldwide, non-exclusive, sublicensable, royalty-bearing license under Takeda’s interest in Program IP generated, conceived or reduced to practice during the terminated Programs that (a) is not related to any Takeda Targeting Moiety, and (b) was not derived from or generated, conceived or reduced to practice with the use of any Takeda Confidential Information, including any Takeda Background IP, for any and all uses.

11.5.4 Effect of Termination by Takeda for Change in Control of MTEM. If Takeda terminates this Agreement in its entirety pursuant to Section 11.2.1 prior to Takeda’s exercise of all Options hereunder, (a) all licenses granted pursuant to this Agreement (and then in effect) or all licenses relating to such Target (and then in effect), as applicable, shall automatically be terminated (other than pursuant to Section 3.2), and (b) in the case of termination (or assumption of MTEM Program Activities) by Takeda pursuant to Section 11.2.2, within [***] following such election by Takeda, MTEM shall reimburse Takeda for any amounts paid by Takeda pursuant to Section 6.1 or Section 6.3 with respect to any Takeda Target terminated or assumed by Takeda pursuant to Section 11.2.1. If Takeda terminates this Agreement in its entirety or with respect to any Takeda Target pursuant to Section 11.2.2 after Takeda’s exercise of all Options hereunder, all licenses granted pursuant to this Agreement (and then in effect) or all licenses relating to such Target (and then in effect), as applicable, shall survive and all licenses and remaining payment obligations, including payment of any royalties or other sums which have accrued as of the date of termination or expiration, will survive.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.5.5 Effect of Termination by MTEM for Material Breach or Takeda Insolvency. If MTEM terminates this Agreement in its entirety pursuant to Section 11.3.1 or Section 11.3.2, all licenses granted pursuant to this Agreement (and then in effect) or all licenses relating to such Target (and then in effect), as applicable, shall automatically be terminated and MTEM shall automatically have as of the Termination Effective Date, an option exercisable within [***] of the Termination Effective Date to obtain on reasonable commercial terms a worldwide, non-exclusive, sublicensable, royalty-bearing license under Takeda’s interest in Program IP generated, conceived or reduced to practice during the terminated Programs that (a) is not related to any Takeda Targeting Moiety, and (b) was not derived from or generated, conceived or reduced to practice with the use of any Takeda Confidential Information, including any Takeda Background IP, for any and all uses.

11.5.6 Effect of Termination by Takeda for Material Breach or for MTEM Insolvency. In the event that Takeda is entitled to terminate this Agreement in its entirety pursuant to Section 11.3.1 or Section 11.3.2, Takeda may, as an alternative, elect to maintain this Agreement in effect, except that the first and second sentences of Section 4.4 shall terminate.

11.5.7 Continuation in Lieu of Termination. If Takeda has the right to terminate any Target under Section 11.3 but does not elect to exercise such right, this Agreement shall continue in full force and effect.

11.5.8 Survival. The following provisions will survive expiration or termination of this Agreement: Articles I, VII, VIII, IX, X and XII and Sections 2.2.3, 2.2.4, 2.2.5, 2.4, 3.2, 6.15, 6.16, 6.17, 11.4 and 11.5.

ARTICLE XII

MISCELLANEOUS

Section 12.1 Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, first class air mail or courier), first class air mail or courier, postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the address or in accordance with this Section 12.1 and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee. This Section 12.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

If to MTEM:

Molecular Templates, Inc.

9301 Amberglen Boulevard, Suite 100

Austin, TX 78729

Attention: Jason Kim, President and CFO

Telephone: [***]

Fax: [***]

If to Takeda:

Millennium Pharmaceuticals, Inc.

40 Landsdowne Street

Cambridge, MA 02139

Attention: Legal Department

Telephone: [***]

Facsimile: [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 12.2 Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of law principles thereof that may dictate application of the laws of any other jurisdiction. Subject to Section 12.3, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement.

Section 12.3 Dispute Resolution. The Parties agree that if any dispute or disagreement arises between Takeda on the one hand and MTEM on the other in respect of this Agreement, subject to Section 12.12, they shall follow the following procedure in an attempt to resolve the dispute or disagreement.

12.3.1 The Party claiming that such a dispute exists shall give notice in writing (“Notice of Dispute”) to the other Party of the nature of the dispute.

12.3.2 Within [***] following receipt of a Notice of Dispute, the [***] of MTEM and the [***] (or equivalent) of Takeda shall meet at a mutually agreed upon time and location for the purpose of resolving such dispute.

12.3.3 In the event of a dispute between the Parties requiring resolution by a panel of experts (“Expert Panel”), such dispute shall be resolved in accordance with this Section 12.3.3. Notice from a Party initiating resolution by the Expert Panel shall contain a statement of the issue forming the basis of the dispute, the position of the moving Party as to the proper resolution of that issue and the basis for such position. Within [***] after receipt of such notice, the responding Party shall submit to the moving Party a statement of its conception of the specific issue in question, its position as to the proper resolution of that issue and the basis for such position.

(a) Within [***] of the responding Party’s response, each Party shall appoint to the Expert Panel an individual who (i) has expertise in the pharmaceutical or biotechnology industry and the specific matters at issue, (ii) is not a current or former director, employee or consultant of such Party or any of its Affiliates, or otherwise has not received compensation or other payments from such Party (or its Affiliates) for the past five (5) years and (iii) has no known personal financial interest or benefit in the outcome or resolution of the dispute, and the appointing Party shall give the other Party written notice of such appointment; provided, that for such appointment to be effective and for such individual to serve on the Expert Panel, such individual must deliver to the other Party a certificate confirming that such individual satisfies the criteria set forth in clauses (i) through (iii) above, disclosing any potential conflict or bias and certifying that, as a member of the Expert Panel, such individual is able to render an independent decision. Within [***] of the appointment of the second expert, the two (2)-appointed experts shall agree on an additional expert who meets the same criteria as described above, and shall appoint such expert as chair of the Expert Panel. If the Party-appointed experts fail to timely agree on a third expert, then upon the written request of either Party, each Party-appointed expert shall, within [***] of such request, nominate one expert candidate and the CPR Institute for Dispute Resolution shall, within [***] of receiving the names of the Parties’ respective nominees, select one of those experts to serve as the chair of the Expert Panel. Each expert shall agree, prior to his or her appointment, to render a decision as soon as practicable after the appointment of the full Expert Panel.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b) Within [***] of the appointment of the third expert, the Expert Panel shall hold a preliminary meeting or teleconference with the Parties or their representatives and shall designate a time and place for a hearing of the Parties on the dispute and the procedures to be utilized at the hearing. The Parties may agree in writing to waive the hearing and have the Expert Panel reach a decision on the basis of written submissions alone. The Expert Panel may order the Parties to produce any documents or information that are relevant to the dispute. All such documents or information shall be provided to the other Party and the Expert Panel as expeditiously as possible but no later than [***] prior to the hearing (if any), along with the names of all witnesses who will testify at the hearing and a brief summary of their testimony. The hearing shall be held in Boston, MA, unless otherwise agreed by the Parties, and shall take place as soon as possible but no more than [***] after the appointment of the third expert, unless the Parties otherwise agree in writing or the Expert Panel agrees to extend such time period for good cause shown. The hearing shall last no more than one (1) day, unless otherwise agreed by the Parties or the Expert Panel agrees to extend such time period for good cause shown. After the conclusion of all testimony (or if no hearing is held after all submissions have been received from the Parties), at a time designated by the Expert Panel no later than [***] after the close of the hearing or the receipt of all submissions, each Party shall simultaneously submit to the Expert Panel and exchange with the other Party its final proposed resolution.

(c) In rendering the final decision (which shall be rendered no later than fifteen (15) days after receipt by the Expert Panel of the Parties’ respective proposed resolutions), the Expert Panel shall be limited to choosing a resolution proposed by a Party without modification; provided, that in no event shall the Expert Panel render a decision that is inconsistent with the Parties’ intentions as set forth in this Agreement. The agreement of two (2) of the three (3) experts shall be sufficient to render a decision and the Parties shall abide by such decision. The decision of the Expert Panel shall be final and binding on the Parties and may be entered and enforced in any court having jurisdiction. The Parties shall share equally the costs and expenses of the Expert Panel.

12.3.4 In the event of an unresolved dispute between the Parties involving intellectual property, including any disputes relating to inventorship or the validity, enforceability or scope of any patent or trademark rights shall, but other than as set forth in Section 12.3.3, such dispute shall, at either Party’s election and subject to Section 12.2, be submitted for resolution by a court of competent jurisdiction.

12.3.5 In the event of a dispute regarding any payments owing under this Agreement, all undisputed amounts shall be paid promptly when due and the balance, if any, promptly after resolution of the dispute.

Section 12.4 Entire Agreement. This Agreement, together with the Exhibits and Schedules attached hereto and the Quality Agreement, contains the entire understanding of the Parties with respect to the specific subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement, including that certain Confidential Disclosure Agreement between the Parties dated December 17, 2015, as amended by letter agreement Amendment 1, dated October 21, 2016, which is hereby terminated effective as of the Effective Date; provided, that such Confidential Disclosure Agreement will continue to govern the treatment of Confidential Information (as defined therein) disclosed by the Parties prior to the Effective Date in accordance with its terms. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties.

Section 12.5 Severability. Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties shall substitute, by mutual consent, valid provisions for such invalid provisions, in their economic effect, are sufficiently similar to the invalid

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

provisions that it can be reasonably assumed that the Parties would have entered into this Agreement based on such valid provisions. In case such alternative provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

Section 12.6 Force Majeure. No Party (or any of its Affiliates) shall be held liable or responsible to the other Party (or any of its Affiliates) hereunder, or be deemed to have defaulted under or breached this Agreement, for failure or delay by such Party in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party (or any of its Affiliates), including fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, acts of God, earthquakes, or omissions or delays in acting by any Governmental Authority (each, an “Event of Force Majeure”); provided, that the affected Party shall exert all reasonable efforts to eliminate, cure or overcome any such Event of Force Majeure and to resume performance of its obligations promptly. Notwithstanding the foregoing, to the extent that an Event of Force Majeure continues for a period in excess of six (6) months, the affected Party shall promptly notify in writing the other Party of such Event of Force Majeure and within four (4) months of the other Party’s receipt of such notice, the Parties shall negotiate in good faith either (a) a resolution of the Event of Force Majeure, if possible or (b) an extension by mutual agreement of the time period to resolve, eliminate, cure or overcome such Event of Force Majeure.

Section 12.7 Assignment. Neither Party may assign its rights or, except as provided in Section 2.2.5 and Article VIII, delegate its obligations under this Agreement, whether by operation of law or otherwise, in whole or in part (including with respect to any Licensed Target or any Licensed Product) without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except that Takeda shall have the right, without such consent, (a) to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates, Sublicensees or Distributors, and (b) assign any or all of its rights and delegate any or all of its obligations hereunder (including on a Target-by- Target or Licensed Product-by-Licensed Product basis) to any of its Affiliates or its or their Sublicensees or to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to which this Agreement (or the applicable Licensed Target(s) or Licensed Product(s)) relates); provided that Takeda shall provide written notice to MTEM within thirty (30) days after such assignment or delegation. Any permitted successor of Takeda or any permitted assignee of all of a Takeda’s rights under this Agreement that has also assumed all of Takeda’s obligations hereunder in writing shall, upon any such succession or assignment and assumption, be deemed to be a party to this Agreement as though named herein in substitution for Takeda, whereupon Takeda shall cease to be a party to this Agreement and shall cease to have any rights or obligations under this Agreement. All validly assigned rights of Takeda shall inure to the benefit of and be enforceable by, and all validly delegated obligations of Takeda shall be binding on and be enforceable against, the permitted successors and assigns of Takeda. Any attempted assignment or delegation in violation of this Section 12.7 shall be void and of no effect.

Section 12.8 Independent Contractors. MTEM and Takeda each acknowledge that they shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture, agency or any type of fiduciary relationship. Neither MTEM nor Takeda shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior consent of the other Party to do so.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 12.9 Waiver and Non-Exclusion of Remedies. The waiver by either Party of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available, except as expressly set forth herein.

Section 12.10 Further Assurances. Each Party shall execute such additional documents as are necessary to effect the purposes of this Agreement.

Section 12.11 No Benefit to Third Parties. Except as provided in Article X, the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns and they shall not be construed as conferring any rights on any other parties.

Section 12.12 Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Section 2.5.4(c), Section 3.10, Article VII and Article VIII are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions and that any breach or threatened breach of any provision of such Section or Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any provision of such Section or Articles, the non-breaching Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity. Both Parties agree to waive any requirement that the other (a) post a bond or other security as a condition for obtaining any such relief and (b) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 12.12 is intended or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

Section 12.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be signed or delivered by facsimile or electronically scanned signature page.

(The remainder of this page has been intentionally left blank. The signature page follows.)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have executed this Multi-Target Collaboration and License Agreement as of the Effective Date.

MOLECULAR TEMPLATES, INC.

By:	/s/ Eric Poma
Name:	Eric Poma
Title:	CEO

MILLENNIUM PHARMACEUTICALS, INC.

By:	/s/ Christophe Bianchi
Christophe Bianchi
President

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

STOCK PURCHASE AGREEMENT

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1.1.898

MTEM TARGETS

[***]

[***]

[***]

[***]

[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1.1.1377

EXISTING SLT-As

[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1.1.1422

SLT-A TECHNOLOGY

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 2.2.1

FORM OF PROGRAM PLAN

Step	Activity	Responsible Party	Time to complete*#
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

*	[***]
#	[***]
**	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 2.5.4

1.	[***]

2.	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 9.2.5

MTEM BACKGROUND PATENT RIGHTS

Patent Application Serial Number	Title	Assignee	Filing Date	Status
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 9.2.6

FUTURE MTEM IN-LICENSES

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 9.2.69

MTEM OWNED SLT-As

[***]

[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

[***] [***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]

[***]

[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

[***] [***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]

[***]

[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.